UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-10377
PIMCO Municipal Income Fund

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, NY	10105

(Address of principal executive offices)	(Zip code)
Lawrence G. Altadonna — 1345 Avenue of the Americas, New York, NY 10105

(Name and address of agent for service)
Registrant’s telephone number, including area code: 212-739-3371
Date of fiscal year end: April 30, 2009
Date of reporting period: April 30, 2009
Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.
A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Report to Shareholders

PIMCO Municipal Income Fund
PIMCO California Municipal Income Fund
PIMCO New York Municipal Income Fund

Annual Report
April 30, 2009

Contents

Letter to Shareholders	1
Fund Insights/Performance & Statistics	2-7
Schedules of Investments	8-24
Statements of Assets and Liabilities	26
Statements of Operations	27
Statements of Changes in Net Assets	28-29
Notes to Financial Statements	30-40
Financial Highlights	41-43
Report of Independent Registered Public Accounting Firm	44
Portfolio Manager Change/Changes to the Funds’ Investment Policies and Related Risks	45
Tax Information/Annual Shareholder Meeting Results	46
Privacy Policy/Proxy Voting Policies & Procedures	47
Dividend Reinvestment Plan	48
Board of Trustees	49-50
Fund Officers	51

PIMCO Municipal Income Funds Letter to Shareholders
June 12, 2009
Dear Shareholder:

Please find enclosed the annual report for the PIMCO Municipal Income Fund, PIMCO California Municipal Income Fund and PIMCO New York Municipal Income Fund (the “Funds”) for the fiscal year ended April 30, 2009.

The U.S. bond market provided positive returns during the reporting period as economic growth slowed, inflationary pressures receded and liquidity infusions improved credit market conditions and bolstered investor sentiment. In this environment, municipal bonds generally showed marked improvement, however the Funds declined significantly during the fiscal year. The Barclays Capital Municipal Bond Index advanced 3.11% during the reporting period. Due to the tax-advantaged treatment of income from municipal bonds, which compared favorably on a taxable-equivalent basis to the 3.84% return for the broad market of bonds as represented by the Barclays Capital U.S. Aggregate Index.

The Federal Reserve (“the Fed”) and U.S. Treasury Department moved aggressively during the reporting period to stave off bank failures and to inject liquidity into the banking system. The Fed reduced the Federal Funds rate three times, lowering the benchmark rate on loans between member banks from 2.00% to a target of 0% to 0.25%. In addition, the Fed pursued a policy of quantitative easing, purchasing securities from banks in order to add to the supply of cash available for lending.

On April 6, 2009, the Funds announced a change increasing the amount of Residual Interest Municipal Bonds (“RIBs”) in which a Fund may invest to 15% from 10% of total assets. The change potentially allows the Funds to earn additional tax-free income. In addition, the use of RIBs, which results in a form of economic leverage, will allow the Funds to replace or increase leverage to some degree.

For specific information on the Funds and their performance, please review the following pages. If you have any questions regarding the information provided, we encourage you to contact your financial advisor or call the Funds’ shareholder servicing agent at (800) 254-5197. In addition, a wide range of information and resources is available on our Web site, www.allianzinvestors.com/closedendfunds.

Together with Allianz Global Investors Fund Management LLC, the Funds’ investment manager, and Pacific Investment Management Company LLC (“PIMCO”), the Funds’ sub-adviser, we thank you for investing with us.

We remain dedicated to serving your investment needs.

Sincerely,

Hans W. Kertess	Brian S. Shlissel
Chairman	President & Chief Executive Officer

4.30.09   PIMCO Municipal Income Funds Annual Report 1

PIMCO Municipal Income Fund Fund Insights
April 30, 2009 (unaudited)

•	During the fiscal year ended April 30, 2009, PIMCO Municipal Income Fund (“Municipal Income”) declined 20.44% on net asset value (“NAV”) and 24.58% on market price, compared with declines of 9.02% and 9.85%, respectively, for the Lipper Analytical General Municipal Debt Funds (Leveraged) average.

•	High-quality municipal bond yields decreased across the yield curve during the reporting period with a more pronounced decline in the front end of the yield curve. The second half of 2008 experienced higher yields, but thus far in 2009 there has been a rebound across the yield curve.

•	Duration hedging strategies in longer-maturity swaps detracted from performance, as longer-maturity swap rates moved significantly lower during the reporting period. Most of the move came during the fourth quarter of 2008.

•	Municipal-to-Treasury yield ratios were volatile during the reporting period, crossing levels never before experienced. However, the yield ratios ended the reporting period at only a slight change from the beginning of 2009, with the 10-year ratio decreasing to 94% and the 30-year ratio increasing to 114%.

•	Tobacco securitization sector holdings detracted from performance, as the sector underperformed primarily during the fourth quarter of 2008, although the sector has rebounded since the beginning of 2009.

•	Municipal Income’s exposure to corporate-backed municipals detracted from performance, as this sector underperformed in line with the taxable corporate securities.

•	Pre-refunded bond exposure contributed positively to performance, as this sector benefited from investor risk aversion in light of the financial crisis.

•	Municipal Income’s exposure to zero-coupon municipals detracted from performance, as the sector underperformed with the Barclays Capital Zero Coupon Index declining 8.85% during the reporting period.

•	The municipal yield curve steepened significantly during the reporting period with investor demand more concentrated on shorter maturities. Although longer-maturity yields declined slightly, they declined less than the shorter maturities. The 15-, 20-, and 30-year maturity AAA General Obligation yields decreased 43, 18, and three basis points, respectively, while the two-year yield decreased 142 basis points. In this environment, the Municipal Income’s significant exposure to longer-maturity municipals detracted from performance, as this portion of the yield curve underperformed.

•	Compared to longer-maturity bonds in the taxable sectors, comparable-maturity municipal bonds underperformed primarily due to the treasury rally. The Barclays Capital Long Municipal Bond Index declining 3.95%, while the Barclays Capital Long Government/Credit and the Barclays Capital Long U.S. Treasury Indices declining 0.03% and an advancing of 9.30%, respectively.

•	Municipal bond issuance in 2008 was approximately 9.00% lower than 2007. Municipal bond issuance became more robust with a variety of issuers accessing the market which they had avoided at the end of 2008. Year-to-date issuance through April 30, 2009 was approximately 11% lower than the same period of prior year at $121.7 billion.

2 PIMCO Municipal Income Funds Annual Report   4.30.09

PIMCO Municipal Income Fund Performance & Statistics
April 30, 2009 (unaudited)

Total Return(1):	Market Price	NAV

1 Year	(24.58)%	(20.44)%

5 Year	3.43%	(0.87)%

Commencement of Operations (6/29/01) to 4/30/09	3.34%	1.68%

Market Price/NAV Performance:
Commencement of Operations (6/29/01) to 4/30/09

Market Price/NAV:

Market Price	$11.40

NAV	$9.38

Premium to NAV	21.54%

Market Price Yield(2)	8.55%

Moody’s Ratings
(as a % of total investments)

(1)	Past performance is no guarantee of future results. Total return is calculated by determining the percentage change in net asset value or market share price (as applicable) in the specified period. The calculation assumes that all income dividends and capital gain distributions have been reinvested. Total return does not reflect broker commissions or sales charges. Total return for a period of more than one year represents the average annual total return.

Performance at market price will differ from its results at NAV. Although market price returns typically reflect investment results over time, during shorter periods returns at market price can also be influenced by factors such as changing views about the Fund, market conditions, supply and demand for the Fund’s shares, or changes in Fund distributions.

An investment in the Fund involves risk, including the loss of principal. Total return, market price, market yield and net asset value will fluctuate with changes in market conditions. This data is provided for information only and is not intended for trading purposes. Closed-end funds, unlike open-end funds, are not continuously offered. There is a onetime public offering and once issued, shares of closed-end funds are sold in the open market through a stock exchange. Net asset value is equal to total assets attributable to common shareholders less total liabilities divided by the number of common shares outstanding. Holdings are subject to change daily.

(2)	Market Price Yield is determined by dividing the annualized current monthly per share dividend (comprised from net investment income) payable to common shareholders by the market price per common share at April 30, 2009.

4.30.09   PIMCO Municipal Income Funds Annual Report 3

PIMCO California Municipal Income Fund Fund Insights
April 30, 2009 (unaudited)

•	For the fiscal year ended April 30, 2009, PIMCO California Municipal Income Fund (“California Municipal Income”) declined 15.49% on net asset value (“NAV”) and 16.72% on market price, compared with declines of 8.98% and 13.72%, respectively, for the Lipper Analytical California Municipal Debt Funds average.

•	High-quality municipal bond yields decreased across the yield curve during the reporting period with a more pronounced decline in the front end of the yield curve. The second half of 2008 experienced higher yields, but thus far in 2009 there has been a rebound across the yield curve.

•	Duration hedging strategies in longer-maturity swaps detracted from performance, as longer-maturity swap rates moved significantly lower during the reporting period. Most of the move came during the fourth quarter of 2008.

•	Municipal-to-Treasury yield ratios were volatile during the reporting period, crossing levels never before experienced. However, the yield ratios ended the reporting period at only a slight change from the beginning of 2009, with the 10-year ratio decreasing to 94% and the 30-year ratio increasing to 114%.

•	Tobacco securitization sector holdings detracted from performance, as this sector underperformed primarily during the fourth quarter of 2008, although the sector has rebounded since the beginning of 2009.

•	California Municipal Income’s exposure to corporate-backed municipals detracted from performance, as this sector underperformed in line with the taxable corporate securities.

•	Pre-refunded bond exposure contributed positively to California Municipal Income’s performance, as this sector benefited from investor risk aversion in light of the financial crisis.

•	California Municipal Income’s exposure to zero-coupon municipals detracted from performance, as the sector underperformed with the Barclays Capital Zero Coupon Index, declining 8.85% during the reporting period.

•	Municipal bonds within California underperformed the Barclays Capital Municipal Bond Index (“national index”) returning 1.40%, compared to 3.11% for the national index during the reporting period. Year-to-date through April 2009, California issued $24.76 billion, which was 5.00% higher than the same period in 2008.

•	Long California municipal bonds underperformed the Barclays Capital Long Municipal Bond Index, declining 6.13% compared to a decline of 3.95%, respectively. The California municipal yield curve also steepened with 30-year yields increased 60 basis points, while two-year yields decreased 57 basis points. California Municipal Income’s significant exposure to the longer maturities detracted from performance, as this portion of the yield curve underperformed.

4 PIMCO Municipal Income Funds Annual Report   4.30.09

PIMCO California Municipal Income Fund Performance & Statistics
April 30, 2009 (unaudited)

Total Return(1):	Market Price	NAV

1 Year	(16.72)%	(15.49)%

5 Year	5.09%	1.32%

Commencement of Operations (6/29/01) to 4/30/09	3.89%	2.78%

Market Price/NAV Performance:
Commencement of Operations (6/29/01) to 4/30/09

Market Price/NAV:

Market Price	$12.18

NAV	$10.61

Premium to NAV	14.80%

Market Price Yield(2)	7.59%

Moody’s Ratings
(as a % of total investments)

(1)	Past performance is no guarantee of future results. Total return is calculated by determining the percentage change in net asset value or market share price (as applicable) in the specified period. The calculation assumes that all income dividends and capital gain distributions have been reinvested. Total return does not reflect broker commissions or sales charges. Total return for a period of more than one year represents the average annual total return.

Performance at market price will differ from its results at NAV. Although market price returns typically reflect investment results over time, during shorter periods returns at market price can also be influenced by factors such as changing views about the Fund, market conditions, supply and demand for the Fund’s shares, or changes in Fund distributions.

An investment in the Fund involves risk, including the loss of principal. Total return, market price, market yield and net asset value will fluctuate with changes in market conditions. This data is provided for information only and is not intended for trading purposes. Closed-end funds, unlike open-end funds, are not continuously offered. There is a onetime public offering and once issued, shares of closed-end funds are sold in the open market through a stock exchange. Net asset value is equal to total assets attributable to common shareholders less total liabilities divided by the number of common shares outstanding. Holdings are subject to change daily.

(2)	Market Price Yield is determined by dividing the annualized current monthly per share dividend (comprised from net investment income) payable to common shareholders by the market price per common share at April 30, 2009.

4.30.09   PIMCO Municipal Income Funds Annual Report 5

PIMCO New York Municipal Income Fund Fund Insights
April 30, 2009 (unaudited)

•	For the fiscal year ended April 30, 2009, PIMCO New York Municipal Income Fund (“New York Municipal Income”) declined 22.66% on net asset value (“NAV”) and 18.80% on market price, compared with declines of 8.08% and 9.34%, respectively, for the Lipper Analytical New York Municipal Debt Funds average.

•	High-quality municipal bond yields decreased across the yield curve during the reporting period with a more pronounced decline in the front end of the yield curve. The second half of 2008 experienced higher yields, but thus far in 2009 there has been a rebound across the yield curve.

•	Duration hedging strategies in longer-maturity swaps detracted from performance, as longer-maturity swap rates moved significantly lower during the reporting period. Most of the move came during the fourth quarter of 2008.

•	Municipal-to-Treasury yield ratios were volatile during the reporting period, crossing levels never before experienced. However, the yield ratios ended the reporting period at only a slight change from the beginning of 2009, with the 10-year ratio decreasing to 94% and the 30-year ratio increasing to 114%.

•	Tobacco securitization sector holdings detracted from performance, as the sector underperformed primarily during the fourth quarter of 2008, although the sector has rebounded since the beginning of 2009.

•	New York Municipal Income’s exposure to corporate-backed municipals detracted from performance, as this sector underperformed in line with the taxable corporate securities.

•	Pre-refunded bond exposure contributed positively to New York Municipal Income’s performance, as this sector benefited from investor risk aversion in light of the financial crisis.

•	New York Municipal Income’s exposure to zero-coupon municipals detracted from performance, as this sector underperformed with the Barclays Capital Zero Coupon Index, declining 8.85% during the reporting period.

•	Municipal bonds within New York slightly outperformed the Barclays Capital Municipal Bond Index (“national index”) returning 3.34% compared to 3.11% for the national index during the reporting period. Year-to-date through April 2009, issuers in New York State issued $13.4 billion in bonds, which was roughly the same amount as the same period in 2008.

•	Long New York municipal bonds outperformed the Barclays Capital Long Municipal Bond Index with a decline of 2.62% compared to a decline of 3.95%, respectively. The New York yield curve also steepened during the reporting period with 30-year yields increased 19 basis points, while two-year yields decreased 82 basis points. New York Municipal Income held significant positions in the longer portions of the yield curve, which detracted from performance as this portion of the yield curve underperformed the shorter maturities

6 PIMCO Municipal Income Funds Annual Report   4.30.09

PIMCO New York Municipal Income Fund Performance & Statistics
April 30, 2009 (unaudited)

Total Return(1):	Market Price	NAV

1 Year	(18.80)%	(22.66)%

5 Year	1.13%	(1.44)%

Commencement of Operations (6/29/01) to 4/30/09	0.93%	0.58%

Market Price/NAV Performance:
Commencement of Operations (6/29/01) to 4/30/09

Market Price/NAV:

Market Price	$9.90

NAV	$9.19

Premium to NAV	7.73%

Market Price Yield(2)	6.91%

Moody’s Ratings
(as a % of total investments)

(1)	Past performance is no guarantee of future results. Total return is calculated by determining the percentage change in net asset value or market share price (as applicable) in the specified period. The calculation assumes that all income dividends and capital gain distributions have been reinvested. Total return does not reflect broker commissions or sales charges. Total return for a period of more than one year represents the average annual total return.

Performance at market price will differ from its results at NAV. Although market price returns typically reflect investment results over time, during shorter periods returns at market price can also be influenced by factors such as changing views about the Fund, market conditions, supply and demand for the Fund’s shares, or changes in Fund distributions.

An investment in the Fund involves risk, including the loss of principal. Total return, market price, market yield and net asset value will fluctuate with changes in market conditions. This data is provided for information only and is not intended for trading purposes. Closed-end funds, unlike open-end funds, are not continuously offered. There is a onetime public offering and once issued, shares of closed-end funds are sold in the open market through a stock exchange. Net asset value is equal to total assets attributable to common shareholders less total liabilities divided by the number of common shares outstanding. Holdings are subject to change daily.

(2)	Market Price Yield is determined by dividing the annualized current monthly per share dividend (comprised from net investment income) payable to common shareholders by the market price per common share at April 30, 2009.

4.30.09   PIMCO Municipal Income Funds Annual Report 7

PIMCO Municipal Income Fund  Schedule of Investments
April 30, 2009

Principal
Amount		Credit Rating
(000)		(Moody’s/S&P)*	Value

MUNICIPAL BONDS & NOTES–91.6%
	Alabama–0.8%
$2,500	Birmingham Baptist Medical Centers Special Care Facs. Financing Auth. Rev., Baptist Health Systems Inc., 5.875%, 11/15/24, Ser. A	Baa1/NR	$2,036,125
	Huntsville-Redstone Village Special Care Facs. Financing Auth. Rev.,
250	5.50%, 1/1/28	NR/NR	171,732
885	5.50%, 1/1/43	NR/NR	545,001
1,350	Montgomery Medical Clinic Board Rev., Jackson Hospital & Clinic, 5.25%, 3/1/31	Baa2/BBB−	998,352

			3,751,210

	Alaska–1.2%
3,280	Boro of Matanuska-Susitna Rev., Goose Creek Correctional Center, 6.00%, 9/1/32	Aa2/AAA	3,541,711
900	Industrial Dev. & Export Auth. Boys & Girls Home Rev., 6.00%, 12/1/36	NR/NR	547,209
2,400	Northern Tobacco Securitization Corp. Rev., 5.00%, 6/1/46, Ser. A	Baa3/NR	1,251,384

			5,340,304

	Arizona–4.0%
5,000	Apache Cnty. Industrial Dev. Auth. Pollution Control Rev., Tucson Electric Power Co., Project, 5.875%, 3/1/33	Baa3/BBB−	4,166,000
	Health Facs. Auth. Rev.,
800	Banner Health, 5.50%, 1/1/38, Ser. D	NR/AA−	758,912
2,750	Beatitudes Campus Project, 5.20%, 10/1/37	NR/NR	1,512,307
4,150	Pima Cnty. Industrial Dev. Auth. Rev., Tucson Electric Power, 6.375%, 9/1/29, Ser. A	Baa3/BBB−	3,758,240
5,000	Salt River Project Agricultural Improvement & Power Dist. Rev., 5.00%, 1/1/39, Ser. A (k)	Aa1/AA	5,022,500
4,200	Salt Verde Financial Corp. Rev., 5.00%, 12/1/37	A3/A	2,862,972

			18,080,931

	Arkansas–0.4%
8,500	Arkansas Dev. Finance Auth. Rev., zero coupon, 7/1/36 (AMBAC)	Aa3/NR	1,942,760

	California–5.8%
6,000	Golden State Tobacco Securitization Corp. Rev., 5.00%, 6/1/33, Ser. A-1	Baa3/BBB	3,828,900
4,175	Montebello Unified School Dist., GO, 5.00%, 8/1/33 (FSA)	Aa3/AAA	4,065,949
	State,
300	5.00%, 6/1/37	A2/A	273,477
4,200	6.00%, 4/1/38	A2/A	4,345,530
1,000	Statewide Communities Dev. Auth. Rev., Catholic Healthcare West, 5.50%, 7/1/31, Ser. E	A2/A	959,710

8 PIMCO Municipal Income Funds Annual Report   4.30.09

PIMCO Municipal Income Fund Schedule of Investments
April 30, 2009 (continued)

Principal
Amount		Credit Rating
(000)		(Moody’s/S&P)*	Value

	California (continued)
	Methodist Hospital (FHA),
$2,600	6.625%, 8/1/29	Aa2/AA	$2,769,780
9,500	6.75%, 2/1/38	Aa2/AA	10,045,490

			26,288,836

	Colorado–1.7%
500	Confluence Metropolitan Dist. Rev., 5.45%, 12/1/34	NR/NR	299,085
4,940	Northwest Parkway Public Highway Auth. Rev., 7.125%, 6/15/41, Ser. D, (Pre-refunded @ $102, 6/15/11) (c)	NR/NR	5,337,917
500	Public Auth. for Colorado Energy Rev., 6.50%, 11/15/38	A2/A	409,725
1,500	Univ. of Colorado Rev., 5.375%, 6/1/38, Ser. A	Aa3/AA−	1,568,190

			7,614,917

	Connecticut–0.2%
1,000	State Dev. Auth. Pollution Control Rev., 5.85%, 9/1/28	Baa1/BBB	988,500

	District of Columbia–1.4%
2,500	Dist. of Columbia Rev., Brookings Institution, 5.75%, 10/1/39	Aa3/A+	2,577,925
4,175	Tobacco Settlement Financing Corp. Rev., 6.25%, 5/15/24	Baa3/BBB	3,775,578

			6,353,503

	Florida–4.1%
905	Beacon Lakes Community Dev. Dist., Special Assessment, 6.00%, 5/1/38, Ser. A	NR/NR	539,715
3,900	Board of Education, GO, 5.00%, 6/1/38, Ser. D (k)	Aa1/AAA	3,823,677
4,000	Broward Cnty. Rev., 5.25%, 10/1/34, Ser. A (k)	Aa3/AA	4,044,200
500	Lee Cnty. Industrial Dev. Auth. Rev., 5.375%, 6/15/37, Ser. A	NR/BB	283,580
3,000	Miami-Dade Cnty. Rev., 5.50%, 10/1/36, Ser. A (e)	A2/A−	2,888,970
1,250	Miami-Dade Cnty. School Board, CP, 5.375%, 2/1/34, Ser. A	Aa2/AAA	1,255,062
5,685	State Board of Governors Rev., Florida Univ., 6.50%, 7/1/33	Aa2/AA	6,099,436

			18,934,640

	Georgia–0.3%
2,300	Medical Center Hospital Auth. Rev., Spring Harbor Green Island Project, 5.25%, 7/1/37	NR/NR	1,467,239

	Hawaii–1.5%
6,935	City & Cnty. of Honolulu Sewer Rev., 5.00%, 7/1/23 (FGIC) (NPFGC)	A1/AA−	6,982,505

	Illinois–6.8%
	Chicago, GO,
5,000	5.00%, 1/1/34, Ser. C (k)	Aa3/AA−	4,895,600
2,935	5.375%, 1/1/34, Ser. A (FGIC) (NPFGC)	Aa3/AA−	2,938,992
10,115	Chicago Board of Education School Reform, GO, zero coupon, 12/1/31, Ser. A (FGIC) (NPFGC)	A1/AA	2,611,389

4.30.09   PIMCO Municipal Income Funds Annual Report 9

PIMCO Municipal Income Fund Schedule of Investments
April 30, 2009 (continued)

Principal
Amount		Credit Rating
(000)		(Moody’s/S&P)*	Value

	Illinois (continued)
$190	Educational Facs. Auth. Rev., Univ. of Chicago, 5.25%, 7/1/41, Ser. A	Aa1/AA	$192,075
	Finance Auth. Rev.,
400	OSF Healthcare Systems, 7.125%, 11/15/37, Ser. A	A2/A	404,696
10,000	Univ. of Chicago, 5.50%, 7/1/37, Ser. B (k)	Aa1/AA	10,452,700
5,345	Regional Transportation Auth. Rev., 5.50%, 6/1/23, Ser. B (FGIC) (NPFGC)	Aa2/AA+	6,108,106
1,900	Springfield Power Rev., 5.00%, 3/1/36	Aa3/AA−	1,897,074
1,495	Univ. Rev., 5.25%, 4/1/32, Ser. B (FGIC) (NPFGC)	Aa3/AA−	1,506,766

			31,007,398

	Indiana–0.2%
1,000	Municipal Power Agency Rev., 6.00%, 1/1/39, Ser. B	A1/A+	1,030,190

	Iowa–1.6%
	Finance Auth. Rev.,
4,890	Deerfield Retirement Community, Inc., 5.50%, 11/15/37	NR/NR	2,729,891
	Edgewater LLC Project,
3,500	6.75%, 11/15/37	NR/NR	2,504,250
1,500	6.75%, 11/15/42	NR/NR	1,056,285
2,000	Wedum Walnut Ridge LLC Project, 5.625%, 12/1/45, Ser. A	NR/NR	1,098,640

			7,389,066

	Kansas–4.5%
1,000	Lenexa City Center East, Tax Allocation, 6.00%, 4/1/27	NR/NR	724,310
650	Manhattan Rev., Meadowlark Hills Retirement, 5.125%, 5/15/42, Ser. B	NR/NR	407,921
	Wichita Hospital Rev.,
5,000	5.625%, 11/15/31, Ser. III	NR/A+	4,799,700
14,370	6.25%, 11/15/24, Ser. XI	NR/A+	14,570,605

			20,502,536

	Kentucky–0.7%
	Economic Dev. Finance Auth. Hospital Facs. Rev., Baptist Healthcare System, Ser. A,
1,000	5.375%, 8/15/24	Aa3/NR	1,036,280
1,200	5.625%, 8/15/27	Aa3/NR	1,225,716
810	Economic Dev. Finance Auth. Rev., St. Luke’s Hospital, 6.00%, 10/1/19, Ser. B	A3/A	810,073

			3,072,069

	Louisiana–5.0%
4,300	Local Gov’t Environmental Facs. & Community Dev. Auth. Rev., 6.55%, 9/1/25, (ACA)	NR/NR	3,530,386
27,895	Tobacco Settlement Financing Corp. Rev., 5.875%, 5/15/39, Ser. B	Baa3/BBB	19,429,146

			22,959,532

10 PIMCO Municipal Income Funds Annual Report   4.30.09

PIMCO Municipal Income Fund Schedule of Investments
April 30, 2009 (continued)

Principal
Amount		Credit Rating
(000)		(Moody’s/S&P)*	Value

	Massachusetts–0.4%
$550	Dev. Finance Agcy. Rev., Linden Ponds, Inc., 5.75%, 11/15/35, Ser. A	NR/NR	$316,107
1,500	State College Building Auth. Rev., 5.50%, 5/1/39, Ser. A	A1/A+	1,552,440

			1,868,547

	Michigan–2.4%
1,000	Detroit, GO, 5.375%, 4/1/17, Ser. A-1 (NPFGC)	Baa1/AA−	869,560
4,550	Garden City Hospital Finance Auth. Rev., 5.00%, 8/15/38, Ser. A	NR/NR	2,604,011
	Royal Oak Hospital Finance Auth. Rev., William Beaumont Hospital,
50	5.25%, 11/15/35, Ser. M (NPFGC)	A1/AA−	39,733
1,500	8.25%, 9/1/39	A1/A	1,663,770
4,000	State Hospital Finance Auth. Rev., Detroit Medical Center, 6.25%, 8/15/13, Ser. A	Ba3/BB−	3,817,920
2,000	Strategic Fund Ltd. Obligation Rev., Detroit Edison Pollution Control Co., 5.45%, 9/1/29	A3/A−	1,978,040

			10,973,034

	Minnesota–0.1%
95	Agricultural & Economic Dev. Board Rev., Health Care System, 6.375%, 11/15/29, Ser. A	A2/A	95,778
500	Washington Cnty. Housing & Redev. Auth. Rev., Birchwood & Woodbury Projects, 5.625%, 6/1/37, Ser. A	NR/NR	339,420

			435,198

	Missouri–0.2%
1,000	Joplin Industrial Dev. Auth. Rev., Christian Homes, Inc., 5.75%, 5/15/26, Ser. F	NR/NR	703,390

	Nevada–3.7%
5,000	Clark Cnty., GO, 4.75%, 6/1/30 (FSA)	Aa1/AAA	4,489,750
12,185	Washoe Cnty., GO, 5.00%, 1/1/35 (NPFGC)	Aa2/AA	12,266,518

			16,756,268

	New Hampshire–0.7%
3,000	Business Finance Auth. Pollution Control Rev., Conn. Light & Power Co., 5.85%, 12/1/22, Ser. A	Baa1/BBB	3,051,120

	New Jersey–4.7%
16,550	Economic Dev. Auth., Special Assessment, Kapkowski Road Landfill Project, 5.75%, 4/1/31	Baa3/NR	12,097,222
2,000	Economic Dev. Auth. Rev., 5.50%, 12/15/34, Ser. Z	Aa2/AAA	2,125,660
1,000	Health Care Facs. Financing Auth. Rev., Trinitas Hospital, 5.25%, 7/1/30, Ser. A	Baa3/BBB−	698,190
2,000	New Jersey State Turnpike Auth. Rev., 5.25%, 1/1/40, Ser. E	A3/A+	2,013,420
9,100	Tobacco Settlement Financing Corp. Rev., 5.00%, 6/1/41, Ser. 1A	Baa3/BBB	4,680,949

			21,615,441

4.30.09   PIMCO Municipal Income Funds Annual Report 11

PIMCO Municipal Income Fund Schedule of Investments
April 30, 2009 (continued)

Principal
Amount		Credit Rating
(000)		(Moody’s/S&P)*	Value

	New Mexico–0.5%
$2,500	Farmington Pollution Control Rev., 5.80%, 4/1/22, Ser. A	Baa3/BB+	$2,249,550

	New York–5.8%
	Liberty Dev. Corp. Rev., Goldman Sachs Headquarters,
5,000	5.25%, 10/1/35	A1/A	4,346,500
3,000	5.50%, 10/1/37	A1/A	2,698,620
4,200	Nassau Cnty. Industrial Dev. Agcy. Rev., Amsterdam at Harborside, 6.70%, 1/1/43, Ser. A	NR/NR	3,130,092
	New York City Municipal Water Finance Auth. Rev., (k),
13,000	5.00%, 6/15/26, Ser. E	Aa2/AAA	13,152,360
670	5.00%, 6/15/37, Ser. D	Aa2/AAA	673,116
1,000	State Dormitory Auth. Rev., 5.00%, 3/15/38, Ser. A	NR/AAA	1,002,250
1,625	Westchester Cnty. Healthcare Corp. Rev., 5.875%, 11/1/25, Ser. A	Baa3/BBB−	1,403,626

			26,406,564

	North Carolina–0.3%
570	Capital Facs. Finance Agcy. Rev., Duke Univ. Project, 5.125%, 10/1/41, Ser. A	Aa1/AA+	576,202
1,500	Medical Care Commission Rev., Village at Brookwood, 5.25%, 1/1/32	NR/NR	898,560

			1,474,762

	Ohio–2.7%
11,000	Buckeye Tobacco Settlement Financing Auth. Rev., 5.875%, 6/1/47, Ser. A-2	Baa3/BBB	6,160,770
500	Cnty. of Montgomery Rev., Miami Valley Hospital, 6.25%, 11/15/39, Ser. A	Aa3/NR	507,295
	Lorain Cnty. Hospital Rev., Catholic Healthcare,
2,500	5.625%, 10/1/17, Ser. A	A1/AA−	2,595,650
2,565	5.75%, 10/1/18, Ser. A	A1/AA−	2,674,577
500	State Higher Educational Fac. Commission Rev., Univ. Hospital Health Systems, 6.75%, 1/15/39, Ser. A	A2/A	502,420

			12,440,712

	Oregon–0.1%
600	State Department of Administrative Services, CP, 5.25%, 5/1/39, Ser. A	Aa3/AA−	613,098

	Pennsylvania–4.5%
1,000	Allegheny Cnty. Industrial Dev. Auth. Rev., USX Corp., 5.60%, 9/1/30	Baa1/BBB+	840,190
2,000	Harrisburg Auth. Rev., 6.00%, 9/1/36	NR/NR	1,560,180
6,200	Higher Educational Facs. Auth. Rev., UPMC Health System, 6.00%, 1/15/31, Ser. A	Aa3/AA−	6,310,174
	Lancaster Cnty. Hospital Auth. Rev., Brethren Village, Ser. A,
750	6.25%, 7/1/26	NR/NR	615,878
85	6.375%, 7/1/30	NR/NR	68,020

12 PIMCO Municipal Income Funds Annual Report   4.30.09

PIMCO Municipal Income Fund Schedule of Investments
April 30, 2009 (continued)

Principal
Amount		Credit Rating
(000)		(Moody’s/S&P)*	Value

	Pennsylvania (continued)
$4,700	Philadelphia Hospitals & Higher Education Facs. Auth. Rev., Temple Univ. Hospital, 6.625%, 11/15/23, Ser. A	Baa3/BBB	$4,293,215
7,000	Philadelphia, GO, 5.25%, 12/15/32, Ser. A (FSA)	Aa3/AAA	7,004,830

			20,692,487

	Puerto Rico–0.5%
135	Commonwealth of Puerto Rico, GO, 5.00%, 7/1/35, Ser. B	Baa3/BBB−	110,263
	Sales Tax Financing Corp. Rev.,
32,550	zero coupon, 8/1/54, Ser. A (AMBAC)	A1/A+	1,226,484
29,200	zero coupon, 8/1/56, Ser. A	A1/A+	951,920

			2,288,667

	Rhode Island–3.8%
23,800	Tobacco Settlement Financing Corp. Rev., 6.25%, 6/1/42, Ser. A	Baa3/BBB	17,589,390

	South Carolina–1.3%
	Greenwood Cnty. Hospital Rev., Self Memorial Hospital,
3,500	5.50%, 10/1/21	A2/A	3,509,170
2,000	5.50%, 10/1/26	A2/A	1,907,300
450	Jobs Economic Dev. Auth. Rev., Lutheran Homes, 5.50%, 5/1/28	NR/NR	307,575

			5,724,045

	Tennessee–3.6%
940	Memphis Health Educational & Housing Fac. Rev., Wesley Housing Corp. Project, 6.95%, 1/1/20 (a)(b)(f)	NR/NR	470,000
5,000	Metropolitan Gov’t Nashville & Davidson Cnty. Health & Educational Facs. Rev., Vanderbilt Univ., 5.00%, 10/1/39, Ser. B (k)	Aa2/AA	5,072,749
	State Energy Acquisition Corp. Rev.,
370	5.00%, 2/1/21, Ser. C	Baa1/A	312,772
6,460	5.25%, 9/1/17, Ser. A	Ba1/BBB+	5,823,367
600	5.25%, 9/1/21, Ser. A	Ba1/BBB+	516,546
300	5.25%, 9/1/22, Ser. A	Ba1/BBB+	255,567
5,000	5.25%, 9/1/24, Ser. A	Ba1/BBB+	4,196,750

			16,647,751

	Texas–7.7%
10,000	Coppell Independent School Dist., GO, zero coupon 8/15/29, (PSF-GTD)	Aaa/AAA	3,666,300
1,200	Dallas Water Rev., 5.25%, 8/15/38	Aa2/AAA	1,207,476
20	Duncanville Independent School Dist., GO, 5.25%, 2/15/32, Ser. B (PSF-GTD)	Aaa/AAA	20,370
285	Mansfield Independent School Dist., GO, 5.25%, 2/15/23 (PSF-GTD)	Aaa/AAA	293,063

4.30.09   PIMCO Municipal Income Funds Annual Report 13

PIMCO Municipal Income Fund Schedule of Investments
April 30, 2009 (continued)

Principal
Amount		Credit Rating
(000)		(Moody’s/S&P)*	Value

	Texas (continued)
	Municipal Gas Acquisition & Supply Corp. I Rev.,
$150	5.25%, 12/15/25, Ser. A	A2/A	$112,329
6,500	6.25%, 12/15/26, Ser. D	A2/A	5,534,295
	North Harris Cnty. Regional Water Auth. Rev.,
4,200	5.25%, 12/15/33	A3/A+	4,053,588
4,200	5.50%, 12/15/38	A3/A+	4,157,328
	North Texas Tollway Auth. Rev.,
6,050	5.625%, 1/1/33, Ser. A	A2/A−	5,983,208
600	5.75%, 1/1/33, Ser. F	A3/BBB+	565,962
6,500	State Municipal Gas Acquisition & Supply Corp. I Rev., 5.25%, 12/15/23, Ser. A	A2/A	4,966,520
400	State Public Finance Auth. Rev., 5.875%, 12/1/36, Ser. A	Baa3/BBB−	277,244
4,000	Tarrant Cnty. Cultural Education Facs. Finance Corp. Rev., Baylor Health Care Systems Project, 6.25%, 11/15/29	Aa2/AA−	4,223,120

			35,060,803

	Utah–1.6%
7,000	Salt Lake Cnty. Hospital Rev., IHC Health Services, 5.125%, 2/15/33 (AMBAC)	Baa1/AA+	7,188,930

	Virginia–0.5%
1,000	Fairfax Cnty. Industrial Dev. Auth. Rev., Inova Health System, 5.50%, 5/15/35, Ser. A	Aa2/AA+	1,013,830
2,000	Peninsula Town Center Community Dev. Auth. Rev., 6.45%, 9/1/37	NR/NR	1,337,080

			2,350,910

	Washington–1.1%
	Health Care Facs. Auth. Rev.,
700	6.00%, 8/15/39, Ser. B	Aa2/AAA	711,193
250	Seattle Cancer Care Alliance, 7.375%, 3/1/38	A3/NR	262,518
2,000	Virginia Mason Medical Center, 6.125%, 8/15/37, Ser. A	Baa2/BBB	1,583,800
	State Housing Finance Commission Rev., Skyline at First Hill, Ser. A,
275	5.25%, 1/1/17	NR/NR	217,745
3,600	5.625%, 1/1/38	NR/NR	2,087,100

			4,862,356

	Wisconsin–5.2%
9,785	Badger Tobacco Asset Securitization Corp. Rev., 6.00%, 6/1/17, (Pre-refunded @ $100, 6/1/12) (c)	Aaa/AAA	10,883,562

14 PIMCO Municipal Income Funds Annual Report   4.30.09

PIMCO Municipal Income Fund Schedule of Investments
April 30, 2009 (continued)

Principal
Amount		Credit Rating
(000)		(Moody’s/S&P)*	Value

	Wisconsin (continued)
	Health & Educational Facs. Auth. Rev.,
$2,230	Kenosha Hospital & Medical Center Project, 5.625%, 5/15/29	NR/A	$2,062,393
500	Prohealth Care, Inc., 6.625%, 2/15/39	A1/A+	499,050
10,000	State Rev., 6.00%, 5/1/36, Ser. A	A1/AA−	10,529,500

			23,974,505

	Total Municipal Bonds & Notes (cost–$453,733,713)		418,673,664

VARIABLE RATE NOTES (a)(d)(g)(h)–3.2%
	Illinois–1.6%
7,252	Cook Cnty., GO, 8.77%, 11/15/28, Ser. 458 (FGIC)	Aa2/NR	7,223,272

	Texas–0.0%
200	JPMorgan Chase Putters/Drivers Trust Rev., 9.593%, 2/1/27, Ser. 3224	Aa1/NR	223,266

	Washington–1.6%
6,670	JPMorgan Chase Putters/Drivers Trust, GO, 13.045%, 8/1/28, Ser. 3388	NR/AA+	7,110,554

	Total Variable Rate Notes (cost–$13,621,426)		14,557,092

CORPORATE BONDS & NOTES (j)–2.1%
10,000	American General Finance Corp., 4.625%, 9/1/10	Baa2/BB+	5,985,360
4,500	CIT Group, Inc., 5.80%, 7/28/11	Ba2/BBB−	2,993,629
600	International Lease Finance Corp., 1.469%, 5/24/10, FRN	Baa2/BBB+	524,614

	Total Corporate Bonds & Notes (cost–$10,592,897)		9,503,603

SHORT-TERM INVESTMENTS–3.1%
Variable Rate Demand Notes (h)(i)–1.3%
	California–0.6%
3,000	Los Angeles Cnty. Metropolitan Transportation Auth. Rev., 0.20%, 6/1/09, Ser. A2	NR/AA+	3,000,000

	Colorado–0.1%
500	Denver City & Cnty., CP, 0.20%, 6/1/09, Ser. A2	VMIG1/NR	500,000

	New York–0.6%
800	New York City Municipal Water Finance Auth. Rev., 0.14%, 5/15/09, Ser. BB-5	VMIG1/AA+	800,000
2,000	State Dormitory Auth. Rev., Cornell Univ., 0.20%, 6/1/09, Ser. B	VMIG1/A-1+	2,000,000

			2,800,000

	Total Variable Rate Demand Notes (cost–$6,300,000)		6,300,000

4.30.09   PIMCO Municipal Income Funds Annual Report 15

PIMCO Municipal Income Fund Schedule of Investments
April 30, 2009 (continued)

Principal
Amount		Credit Rating
(000)		(Moody’s/S&P)*	Value

Corporate Bonds & Notes–1.8%
	American General Finance Corp.,
$1,600	1.542%, 10/2/09, FRN (j)	Baa2/BB+	$1,211,541
1,100	4.625%, 5/15/09	Baa2/BB+	1,082,325
4,400	CIT Group, Inc., 4.125%, 11/3/09 (j)	Ba2/BBB−	3,929,121
	International Lease Finance Corp., (j),
500	1.531%, 1/15/10, FRN	Baa2/BBB+	453,294
1,500	4.75%, 7/1/09	Baa2/BBB+	1,466,174

	Total Corporate Bonds & Notes (cost–$8,508,685)		8,142,455

	Total Short-term Investments (cost–$14,808,685)		14,442,455

	Total Investments (cost–$492,756,721)–100.0%		$457,176,814

16 PIMCO Municipal Income Funds Annual Report   4.30.09

PIMCO California Municipal Income Fund Schedule of Investments
April 30, 2009

Principal
Amount		Credit Rating
(000)		(Moody’s/S&P)*	Value

CALIFORNIA MUNICIPAL BONDS & NOTES–91.2%
$1,385	Alvord Unified School Dist., GO, 5.375%, 8/1/29, Ser. C (FSA)	Aa3/NR	$1,406,135
	Assoc. of Bay Area Gov’t Finance Auth. Rev.,
1,000	Channing House, Rev., CP, 5.375%, 2/15/19	NR/BBB−	868,890
1,000	Poway Housing, Inc. Project, 5.375%, 11/15/25, Ser. A (CA Mtg. Ins.)	NR/A	989,730
10,000	Bay Area Toll Auth. Rev., 5.00%, 4/1/34, Ser. F1	Aa3/AA	9,929,100
	Contra Costa Cnty. Public Financing Auth., Tax Allocation,
2,150	5.125%, 8/1/19	NR/BBB	1,884,346
350	5.85%, 8/1/33, Ser. A	NR/NR	290,602
4,650	5.85%, 8/1/33, Ser. A, (Pre-refunded @ $100, 8/1/13) (c)	NR/BBB	5,431,712
3,635	Cucamonga Cnty. Water Dist. Rev., CP, 5.125%, 9/1/35 (FGIC-NPFGC)	NR/AA−	3,393,709
5,000	Desert Community College Dist., GO, 5.00%, 8/1/37, Ser. C (FSA)	Aa3/AAA	4,781,200
6,300	Eastern Municipal Water Dist., CP, 5.00%, 7/1/35, Ser. H	Aa3/AA	6,025,131
	Educational Facs. Auth. Rev.,
10,200	Claremont McKenna College, 5.00%, 1/1/39 (k)	Aa2/NR	9,907,566
	Univ. of Southern California, Ser. A,
5,000	5.00%, 10/1/38	Aa1/AA+	5,097,500
10,000	5.00%, 10/1/39 (k)	Aa1/AA+	10,081,700
2,975	El Dorado Irrigation Dist. & El Dorado Water Agcy., CP, 5.75%, 8/1/39, Ser. A	Aa2/AAA	3,002,786
	El Monte, CP (AMBAC),
10,790	4.75%, 6/1/30	A3/A+	9,409,959
14,425	5.25%, 1/1/34	A3/A	13,434,724
	Fremont Community Dist., Special Tax,
165	6.00%, 9/1/18	NR/NR	144,986
505	6.00%, 9/1/19	NR/NR	429,624
3,500	6.30%, 9/1/31	NR/NR	2,760,415
	Golden State Tobacco Securitization Corp. Rev.,
9,000	5.00%, 6/1/33, Ser. A-1	Baa3/BBB	5,743,350
3,000	5.00%, 6/1/35, Ser. A (FGIC)	A3/A−	2,477,100
6,000	5.00%, 6/1/38, Ser. A (FGIC)	A3/A−	4,902,300
1,600	5.00%, 6/1/45 (AMBAC-TCRS)	A2/A	1,257,296
3,655	6.25%, 6/1/33, Ser. A-1	Aaa/AAA	4,029,345
540	7.875%, 6/1/42, Ser. A-3, (Pre-refunded @ $100, 6/1/13) (c)	Aaa/AAA	656,143
	Health Facs. Finance Auth. Rev.,
4,630	Adventist Health System, 5.00%, 3/1/33, Ser. A	NR/A	3,849,336
	Catholic Healthcare West, Ser. A,
1,980	5.00%, 7/1/18	A2/A	1,981,406
875	5.00%, 7/1/28	A2/A	772,835
5,315	Northern California Presbyterian, 5.125%, 7/1/18	NR/BBB+	4,476,612

4.30.09   PIMCO Municipal Income Funds Annual Report 17

PIMCO California Municipal Income Fund Schedule of Investments
April 30, 2009 (continued)

Principal
Amount		Credit Rating
(000)		(Moody’s/S&P)*	Value

$6,250	Infrastructure & Economic Dev. Bank Rev., Bay Area Toll Bridges, 5.00%, 7/1/36, Ser. A, (Pre-refunded @ $100, 1/1/28) (AMBAC) (c)	Aaa/AAA	$7,101,312
10,590	Kern Cnty., CP, 5.75%, 8/1/35, Ser. A	Aa2/AAA	10,659,576
	La Quinta Redev. Agcy., Tax Allocation (AMBAC),
3,000	5.00%, 9/1/21	Baa1/A+	2,776,530
10,000	5.10%, 9/1/31	Baa1/A+	8,179,100
1,000	5.125%, 9/1/32	Baa1/A+	812,110
1,495	Lincoln Public Financing Auth. Rev., Twelve Bridges Ltd., 6.125%, 9/2/27	NR/NR	1,233,853
	Long Beach Bond Finance Auth. Rev., Ser. A,
3,900	5.50%, 11/15/37	A2/A	2,909,283
1,000	Long Beach Natural Gas, 5.50%, 11/15/27	A2/A	794,650
	Los Angeles Department of Water & Power Rev.,
5,000	4.75%, 7/1/30, Ser. A-2 (FSA) (k)	Aaa/AAA	4,914,550
3,930	5.125%, 7/1/41, Ser. A	Aa3/AA	3,812,296
3,000	5.375%, 7/1/34, Ser. A (k)	Aa3/AA	3,085,110
7,000	5.375%, 7/1/38, Ser. A (k)	Aa3/AA	7,150,220
	Los Angeles Unified School Dist., GO,
13,000	5.00%, 1/1/29, Ser. I	Aa3/AA−	12,465,830
5,000	5.00%, 1/1/34, Ser. I (k)	Aa3/AA−	4,794,550
10,000	5.00%, 7/1/29, Ser. I (k)	Aa3/AA−	9,874,300
250	5.30%, 1/1/34, Ser. D	Aa3/AA−	249,982
2,900	Municipal Finance Auth. Rev., Biola Univ., 5.875%, 10/1/34	Baa1/NR	2,393,631
5,000	Orange Cnty. Sanitation Dist., CP, 5.00%, 2/1/39, Ser. A (e)	NR/AAA	4,893,500
1,080	Palm Springs Community Redev. Agcy., Tax Allocation, 5.50%, 8/1/21	NR/A	1,114,560
	Riverside, Improvement Board Act 1915, Special Assessment,
500	6.15%, 9/2/19	NR/NR	462,490
1,350	6.375%, 9/2/26	NR/NR	1,231,862
8,305	Riverside Cnty., CP, 5.125%, 11/1/30 (NPFGC)	A2/AA−	8,088,655
545	San Diego Cnty., CP, 5.25%, 10/1/28	A2/NR	530,743
	San Diego Cnty. Water Auth., CP, Ser. A,
1,000	5.00%, 5/1/32 (NPFGC)	Aa3/AA+	1,002,860
6,250	5.00%, 5/1/38 (FSA)	Aa3/AAA	5,982,750
3,285	San Diego Regional Building Auth. Rev., Cnty. Operations Center & Annex, 5.375%, 2/1/36, Ser. A	A1/AA+	3,285,953
5,000	San Diego Unified School Dist., GO, 4.75%, 7/1/27, Ser. D-2 (FSA)	Aa2/AAA	5,003,050
880	San Francisco Bay Area Transit Financing Auth. Rev. (AMBAC), 5.125%, 7/1/36	Aa3/AA+	889,865
720	San Francisco City & Cnty. Redev. Agcy. Rev., Special Tax, 6.125%, 8/1/31, Ser. B	NR/NR	572,566
5,065	San Joaquin Cnty., General Hospital Project, CP, 5.00%, 9/1/20 (NPFGC)	A2/AA−	4,902,971

18 PIMCO Municipal Income Funds Annual Report   4.30.09

PIMCO California Municipal Income Fund Schedule of Investments
April 30, 2009 (continued)

Principal
Amount		Credit Rating
(000)		(Moody’s/S&P)*	Value

	San Joaquin Hills Transportation Corridor Agcy. Toll Road Rev., Ser. A,
$5,000	5.50%, 1/15/28	Ba2/BB−	$3,563,200
5,000	5.70%, 1/15/19	Ba2/BB−	4,285,150
230	San Jose, Improvement Board Act 1915, Special Assessment, 5.60%, 9/2/17, Ser. Q	NR/NR	206,982
600	Santa Ana Financing Auth. Rev., 5.60%, 9/1/19, Ser. C	NR/BBB	605,802
1,815	Santa Clara, CP, 5.00%, 2/1/32 (AMBAC)	Aa3/AA	1,824,692
1,300	Santa Cruz Cnty. Redev. Agcy., Tax Allocation, 7.00%, 9/1/36, Ser. A	A2/A	1,386,437
	State, GO,
5,885	5.00%, 9/1/35	A2/A	5,382,715
3,300	5.00%, 12/1/37	A2/A	3,006,729
8,000	6.00%, 4/1/38	A2/A	8,277,200
2,000	State Public Works Board Rev., Regents Univ., 5.00%, 4/1/34, Ser. E	Aa2/AA−	1,928,180
	Statewide Communities Dev. Auth. Rev.,
900	Baptist Univ., 5.50%, 11/1/38, Ser. A	NR/NR	545,580
1,000	Catholic Healthcare West, 5.50%, 7/1/31, Ser. D	A2/A	959,710
5,320	Gross-Gillispie School, 6.625%, 10/1/31	NR/NR	4,110,817
15,250	Henry Mayo Newhall Memorial Hospital, 5.125%, 10/1/30 (CA Mtg. Ins.)	NR/A	13,803,842
8,000	Internext Group, CP, 5.375%, 4/1/30	NR/BBB	5,503,600
3,000	Jewish Home, 5.50%, 11/15/33 (CA St. Mtg.)	NR/A	2,803,800
1,000	Kaiser Permanente, 5.25%, 3/1/45, Ser. B	NR/A+	858,310
	Methodist Hospital Project (FHA),
2,100	6.625%, 8/1/29	Aa2/AA	2,237,130
7,700	6.75%, 2/1/38	Aa2/AA	8,142,134
	St. Joseph,
100	5.125%, 7/1/24 (NPFGC)	Aa3/AA	97,561
3,200	5.75%, 7/1/47, Ser. A (FGIC)	Aa3/AA−	2,993,312
2,380	St. Marks School, 6.75%, 6/1/28 (a)(b)	NR/NR	2,259,191
4,000	Sutter Health, 5.50%, 8/15/34, Ser. B	Aa3/AA−	3,935,240
910	Windrush School, 5.50%, 7/1/37	NR/NR	606,288
2,000	Turlock, Emanuel Medical Center, CP, 5.50%, 10/15/37, Ser. B	NR/BBB	1,435,180
	Tustin Unified School Dist., Special Tax, Ser. B,
2,345	5.50%, 9/1/22	NR/NR	1,861,461
2,520	5.60%, 9/1/29	NR/NR	1,868,756
2,000	5.625%, 9/1/32	NR/NR	1,461,580
	Univ. Rev.,
8,000	4.75%, 5/15/35, Ser. F (FSA) (k)	NR/AAA	7,587,840
10,000	5.00%, 5/15/36, Ser. A (AMBAC)	Aa1/AA	9,825,200

	Total California Municipal Bonds & Notes (cost–$356,897,061)		343,947,865

4.30.09   PIMCO Municipal Income Funds Annual Report 19

PIMCO California Municipal Income Fund Schedule of Investments
April 30, 2009 (continued)

Principal
Amount		Credit Rating
(000)		(Moody’s/S&P)*	Value

OTHER MUNICIPAL BONDS & NOTES–3.3%
	Illinois–1.4%
$5,260	Educational Facs. Auth. Rev., Univ. of Chicago, 5.00%, 7/1/33, Ser. A	Aa1/AA	$5,302,816

	Iowa–1.4%
8,700	Tobacco Settlement Auth. Rev., 5.60%, 6/1/34, Ser. B	Baa3/BBB	5,306,478

	Louisiana–0.3%
1,750	Tobacco Settlement Financing Corp. Rev., 5.875%, 5/15/39, Ser.2001- B	Baa3/BBB	1,218,892

	New York–0.1%
450	New York City Municipal Water Finance Auth. Rev., 5.00%, 6/15/37, Ser. D (k)	Aa2/AAA	452,092

	South Carolina–0.1%
340	Tobacco Settlement Rev. Management Auth. Rev., 6.375%, 5/15/30, Ser. B	Baa3/BBB	402,509

	Total Other Municipal Bonds & Notes (cost–$16,244,306)		12,682,787

CORPORATE BONDS & NOTES (j)–2.0%
7,800	American General Finance Corp., 4.625%, 9/1/10	Baa2/BB+	4,668,581
3,500	CIT Group, Inc., 5.80%, 7/28/11	Ba2/BBB−	2,328,378
500	International Lease Finance Corp., 1.469%, 5/24/10, FRN	Baa2/BBB+	437,178

	Total Corporate Bonds & Notes (cost–$8,281,361)		7,434,137

OTHER VARIABLE RATE NOTES (a)(d)(h)–1.7%
	Illinois–1.7%
6,670	Chicago Water Supply System Rev.,	NR/AA-
	12.431%, 5/1/14, Ser. 1419 (AMBAC) (cost–$6,976,631)		6,173,819

CALIFORNIA VARIABLE RATE NOTES (a)(h)–0.4%
1,670	Sacramento Cnty. Sanitation Dist. Rev.,	NR/AA
	12.359%, 8/1/13, Ser. 1034 (NPFGC) (cost–$1,863,651)		1,650,144

SHORT-TERM INVESTMENTS–1.4%
Corporate Bonds & Notes (j)–1.4%
	American General Finance Corp.,
1,200	1.542%, 10/2/09, FRN	Baa2/BB+	908,655
900	4.625%, 5/15/09	Baa2/BB+	885,539
3,400	CIT Group, Inc., 4.125%, 11/3/09	Ba2/BBB−	3,036,139
400	International Lease Finance Corp., 1.531%, 1/15/10, FRN	Baa2/BBB+	362,636

	Total Corporate Bonds & Notes (cost–$5,478,357)		5,192,969
California Variable Rate Demand Notes (h)(i)–0.0%
100	Irvine, Special Assessment, 0.40%, 6/1/09 (cost–$100,000)	NR/A-1+	100,000

	Total Short-Term Investments (cost–$5,578,357)		5,292,969

	Total Investments (cost–$395,841,367)–100.0%		$377,181,721

20 PIMCO Municipal Income Funds Annual Report   4.30.09

PIMCO New York Municipal Income Fund  Schedule of Investments
April 30, 2009

Principal
Amount		Credit Rating
(000)		(Moody’s/S&P)*	Value

NEW YORK MUNICIPAL BONDS & NOTES–91.2%
$1,600	Erie Cnty. Industrial Dev. Agcy., Orchard Park Rev., 6.00%, 11/15/36, Ser. A	NR/NR	$1,003,552
	Liberty Dev. Corp. Rev., Goldman Sachs Headquarters,
11,410	5.25%, 10/1/35, Ser. 1251(k)	A1/A	9,918,713
1,925	5.50%, 10/1/37	A1/A	1,731,614
2,300	Long Island Power Auth. Rev., 5.75%, 4/1/39, Ser. A	A3/A−	2,357,454
	Metropolitan Transportation Auth. Rev.,
8,150	5.00%, 7/1/30, Ser. A (AMBAC)	A1/AA−	8,107,375
1,375	5.125%, 1/1/29, Ser. A	A1/AA−	1,349,026
2,000	5.25%, 11/15/31, Ser. E	A2/A	1,979,120
1,600	Nassau Cnty. Industrial Dev. Agcy. Rev., Amsterdam at Harborside, 6.70%, 1/1/43, Ser. A	NR/NR	1,192,416
	New York City, GO, Ser. J,
2,595	5.125%, 5/15/29 (NPFGC)	Aa3/AA	2,595,701
5	5.25%, 6/1/28	Aa3/AA	5,042
	New York City Industrial Dev. Agcy. Rev.,
1,000	Liberty Interactive Corp., 5.00%, 9/1/35	Ba2/BB+	677,300
900	Queens Baseball Stadium, 6.50%, 1/1/46	Aa2/AAA	977,886
1,820	Vaughn College Aeronautics, 5.25%, 12/1/36, Ser. B	NR/BB+	1,137,300
3,200	Yankee Stadium, 7.00%, 3/1/49	Aa2/AAA	3,504,192
	New York City Municipal Water Finance Auth., Water & Sewer System Rev.,
5,105	4.75%, 6/15/31, Ser. A (FGIC-NPFGC)	Aa2/AAA	4,928,520
3,000	5.00%, 6/15/32, Ser. A	Aa2/AAA	3,009,960
5,000	5.125%, 6/15/33, Ser. C	Aa2/AAA	5,037,550
5,000	5.25%, 6/15/25, Ser. D	Aa2/AAA	5,161,850
	New York City Municipal Water Finance Auth. Rev.,
5,000	4.75%, 6/15/35, Ser. DD (k)	Aa3/AA+	4,818,600
2,500	5.00%, 6/15/40, Ser. FF-2	Aa3/AA+	2,468,750
	New York City Transitional Finance Auth. Rev.,
7,345	4.75%, 11/1/23, Ser. B	Aa1/AAA	7,439,457
5,000	5.25%, 1/15/39, Ser. S-3	A1/AA−	4,911,000
300	New York City Trust for Cultural Res. Rev., Julliard School, 5.00%, 1/1/34, Ser. A	Aa2/AA	303,648
1,000	Niagara Falls Public Water Auth. Water & Sewer System Rev., 5.00%, 7/15/34, Ser. A (NPFGC)	Baa1/AA−	1,000,300
	Port Auth. of New York & New Jersey Rev., Ser. 132,
3,000	5.00%, 9/1/29	Aa3/AA−	3,061,680
4,300	5.00%, 9/1/38	Aa3/AA−	4,318,189
	State Dormitory Auth. Rev.,
3,850	Lenox Hill Hospital, 5.50%, 7/1/30	Ba1/NR	2,801,260
1,825	Mount Sinai Health, 6.50%, 7/1/25, Ser. A	A3/NR	1,844,473
7,000	NY & Presbyterian Hospital, 4.75%, 8/1/27 (AMBAC-FHA)	Baa1/A	6,670,860

4.30.09   PIMCO Municipal Income Funds Annual Report 21

PIMCO New York Municipal Income Fund Schedule of Investments
April 30, 2009 (continued)

Principal
Amount		Credit Rating
(000)		(Moody’s/S&P)*	Value

$1,500	NYU Hospital Center, 5.00%, 7/1/26, Ser. A	Ba2/BB+	$1,162,935
2,900	Orange Regional Medical Center, 6.25%, 12/1/37	Ba1/NR	2,171,520
4,000	Sloan-Kettering Center Memorial, 5.00%, 7/1/34, Ser. 1	Aa2/AA	3,904,640
	Teachers College,
1,500	5.00%, 7/1/32 (NPFGC)	A1/NR	1,519,545
1,800	5.50%, 3/1/39	A1/NR	1,817,532
1,275	Winthrop Univ. Hospital Assoc., 5.25%, 7/1/31, Ser. A (AMBAC)	Baa1/A	1,248,748
2,000	State Environmental Facs. Corp., State Clean Water & Drinking Rev., 5.125%, 6/15/31	Aaa/AAA	2,032,920
1,800	State Urban Dev. Corp. Rev., 5.00%, 3/15/36, Ser. B-1 (k)	NR/AAA	1,799,892
	Triborough Bridge & Tunnel Auth. Rev.,
755	5.00%, 1/1/32, Ser. A	Aa2/AA−	756,253
3,000	5.25%, 11/15/34, Ser. A-2 (k)	Aa2/AA−	3,072,240
2,945	Warren & Washington Cntys. Industrial Dev. Agcy. Rev., Glens Falls Hospital, 5.00%, 12/1/27, Ser. C (FSA)	Aa3/AAA	3,032,113

	Total New York Municipal Bonds & Notes (cost–$120,163,603)		116,831,126

OTHER MUNICIPAL BONDS & NOTES–3.4%
	Louisiana–0.4%
750	Tobacco Settlement Financing Corp. Rev., 5.875%, 5/15/39, Ser.2001- B	Baa3/BBB	522,383

	Puerto Rico–3.0%
	Aqueduct & Sewer Auth. Rev., Ser. A,
3,100	6.00%, 7/1/38	Baa3/BBB−	2,925,129
1,000	6.00%, 7/1/44	Baa3/BBB−	940,250

			3,865,379

	Total Other Municipal Bonds & Notes (cost–$4,596,287)		4,387,762

CORPORATE BONDS & NOTES (j)–1.5%
2,900	American General Finance Corp., 4.625%, 9/1/10	Baa2/BB+	1,735,755
200	International Lease Finance Corp., 1.469%, 5/24/10, FRN	Baa2/BBB+	174,871

	Total Corporate Bonds & Notes (cost–$2,108,100)		1,910,626

OTHER VARIABLE RATE NOTES (h)–1.4%
	Puerto Rico–1.4%
2,500	Commonwealth of Puerto Rico, GO, 4.655%, 7/1/19, Ser. A (cost–$2,116,974)	Aa2/AAA	1,771,300

SHORT-TERM INVESTMENTS–2.5%
Corporate Bonds & Notes (j)–2.4%
300	American General Finance Corp., 4.625%, 5/15/09	Baa2/BB+	295,179
	CIT Group, Inc.,
300	1.358%, 8/17/09	Ba2/BBB−	273,197
800	4.125%, 11/3/09	Ba2/BBB−	714,386
1,700	Goldman Sachs Group, Inc., 1.318%, 11/16/09, FRN	A1/A	1,677,431

22 PIMCO Municipal Income Funds Annual Report   4.30.09

PIMCO New York Municipal Income Fund Schedule of Investments
April 30, 2009 (continued)

Principal
Amount		Credit Rating
(000)		(Moody’s/S&P)*	Value

Corporate Bonds & Notes (continued)
$100	International Lease Finance Corp., 1.531%, 1/15/10, FRN	Baa2/BBB+	$90,659

	Total Corporate Bonds & Notes (cost–$3,099,724)		3,050,852

New York Variable Rate Demand Notes (h)(i)–0.1%
100	New York City, GO, 0.43%, 6/1/09, Ser. L-6 (cost–$100,000)	NR/A-1+	100,000

	Total Short-Term Investments (cost–$3,199,724)		3,150,852

	Total Investments (cost–$132,184,688)–100.0%		$128,051,666

4.30.09   PIMCO Municipal Income Funds Annual Report 23

PIMCO Municipal Income Funds Notes to Schedules of Investments
April 30, 2009

*	Unaudited
(a)	Private Placement – Restricted as to resale and may not have a readily available market. Securities with an aggregate value of $15,027,092, representing 3.29% of total investments in Municipal Income. Securities with an aggregate value of $10,083,154, representing 2.67% of total investments in California Municipal Income.
(b)	Illiquid security.

(c)	Pre-refunded bonds are collateralized by U.S. Government or other eligible securities which are held in escrow and used to pay principal and interest and retire the bonds at the earliest refunding date (payment date) and/or whose interest rates vary with changes in a designated base rate (such as the prime interest rate).

(d)	144A Security – exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.
(e)	When-issued security. To be settled after April 30, 2009.

(f)	In default.

(g)	Inverse Floater – The interest rate shown bears an inverse relationship to the interest rate on another security or the value of an index. The interest rate disclosed reflects the rate in effect on April 30, 2009.
(h)	Variable Rate Notes – Instruments whose interest rates change on specified date (such as a coupon date or interest payment date) and/or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). The interest rate disclosed reflects the rate in effect on April 30, 2009.

(i)	Maturity date shown is date of next put.
(j)	All or partial amount segregated as collateral for reverse repurchase agreements.

(k)	Residual Interest Bonds held in Trust – Securities represent underlying bonds transferred to a separate securitization trust established in a tender option bond transaction in which the Fund acquired the residual interest certificates. These securities serve as collateral in a financing transaction.

Glossary:
ACA – insured by American Capital Access Holding Ltd.
AMBAC – insured by American Municipal Bond Assurance Corp.
CA Mtg. Ins. – insured by California Mortgage Insurance
CA St. Mtg. – insured by California State Mortgage
CP – Certificates of Participation
FGIC – insured by Financial Guaranty Insurance Co.
FHA – insured by Federal Housing Administration
FRN – Floating Rate Note. The interest rate disclosed reflects the rate in effect on April 30, 2009.
FSA – insured by Financial Security Assurance, Inc.
GO – General Obligation Bond
GTD – Guaranteed
NPFGC – insured by National Public Finance Guarantee Corporation
NR – Not Rated
PSF – Public School Fund
TCRS – Temporary Custodian Receipts

24 PIMCO Municipal Income Funds Annual Report   4.30.09   See accompanying Notes to Financial Statements

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PIMCO Municipal Income Funds Statements of Assets and Liabilities
April 30, 2009

		California	New York
	Municipal	Municipal	Municipal
Assets:
Investments, at value (cost–$492,756,721, $395,841,367 and $132,184,688, respectively)	$457,176,814	$377,181,721	$128,051,666

Cash	587,566	65,876	236,799

Interest receivable	8,657,366	5,853,486	2,142,548

Receivable for investments sold	430,000	10,812,564	—

Prepaid expenses and other assets	3,091,299	968,255	1,089,036

Total Assets	469,943,045	394,881,902	131,520,049

Liabilities:
Payable for floating rate notes	27,711,643	35,078,085	10,476,876

Payable for reverse repurchase agreements	13,240,000	10,028,000	3,952,000

Payable for investments purchased	2,929,290	4,953,700	—

Dividends payable to common and preferred shareholders	2,037,119	1,407,956	432,811

Investment management fees payable	203,061	166,470	56,605

Interest payable	162,381	152,481	48,287

Interest payable for reverse repurchase agreements	6,076	4,882	1,624

Accrued expenses and other liabilities	146,332	241,230	69,432

Total Liabilities	46,435,902	52,032,804	15,037,635

Preferred shares ($25,000 net asset and liquidation value per share applicable to an aggregate of 7,600, 6,000 and 1,880 shares issued and outstanding, respectively)	190,000,000	150,000,000	47,000,000

Net Assets Applicable to Common Shareholders	$233,507,143	$192,849,098	$69,482,414

Composition of Net Assets Applicable to Common Shareholders:
Common Stock (no par value):
Paid-in-capital	$353,763,344	$258,129,392	$106,448,814

Dividends in excess of net investment income	(2,037,119)	(1,192,408)	(432,809)

Accumulated net realized loss	(82,852,502)	(45,248,493)	(31,051,110)

Net unrealized depreciation of investments	(35,366,580)	(18,839,393)	(5,482,481)

Net Assets Applicable to Common Shareholders	$233,507,143	$192,849,098	$69,482,414

Common Shares Outstanding	24,897,488	18,172,949	7,557,384

Net Asset Value Per Common Share	$9.38	$10.61	$9.19

26 PIMCO Municipal Income Funds Annual Report   4.30.09   See accompanying Notes to Financial Statements

PIMCO Municipal Income Funds Statements of Operations
Year ended April 30, 2009

		California	New York
	Municipal	Municipal	Municipal
Investment Income:
Interest	$32,177,324	$23,135,430	$8,040,788

Expenses:
Investment management fees	2,987,058	2,331,903	882,746

Interest expense	581,515	567,431	181,954

Auction agent fees and commissions	523,565	397,351	156,717

Custodian and accounting agent fees	173,832	126,509	101,141

Legal fees	85,750	66,685	33,792

Audit and tax services	58,949	53,685	57,175

Trustees’ fees and expenses	53,754	43,797	23,194

Transfer agent fees	38,090	35,875	37,060

Shareholder communications	35,840	28,993	16,304

New York Stock Exchange listing fees	21,841	21,652	21,503

Insurance expense	10,585	8,247	3,612

Miscellaneous	5,797	5,926	11,827

Total expenses	4,576,576	3,688,054	1,527,025

Less: investment management fees waived	(273,313)	(212,483)	(81,171)

custody credits earned on cash balances	(31,553)	(8,558)	(9,340)

Net expenses	4,271,710	3,467,013	1,436,514

Net Investment Income	27,905,614	19,668,417	6,604,274

Realized and Change In Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	(21,707,854)	(9,875,052)	(7,255,362)

Futures contracts	(909,673)	(309,819)	(383,176)

Options written	225,464	169,915	66,986

Swaps	(24,481,849)	(11,790,267)	(10,425,135)

Net change in unrealized appreciation/depreciation of:
Investments	(40,550,391)	(31,697,650)	(8,179,983)

Futures contracts	(309,320)	(277,937)	(158,766)

Options written	(152,152)	(114,665)	(45,205)

Net realized and change in unrealized loss on investments, futures contracts, options written and swaps	(87,885,775)	(53,895,475)	(26,380,641)

Net Decrease in Net Assets Resulting from Investment Operations	(59,980,161)	(34,227,058)	(19,776,367)

Dividends on Preferred Shares from Net Investment Income	(4,964,321)	(3,740,623)	(1,545,412)

Net Decrease in Net Assets Applicable to Common Shareholders Resulting from Investment Operations	$(64,944,482)	$(37,967,681)	$(21,321,779)

See accompanying Notes to Financial Statements   4.30.09   PIMCO Municipal Income Funds Annual Report 27

PIMCO Municipal Income Funds	Statements of Changes in Net Assets Applicable to Common Shareholders

	Municipal
	Year Ended	Year Ended
	April 30, 2009	April 30, 2008
Investment Operations:
Net investment income	$27,905,614	$27,581,652

Net realized gain (loss) on investments, futures contracts, options written and swaps	(46,873,912)	(5,514,686)

Net change in unrealized appreciation/depreciation of investments, futures contracts, options written and swaps	(41,011,863)	(37,830,459)

Net decrease in net assets resulting from investment operations	(59,980,161)	(15,763,493)

Dividends on Preferred Shares from Net Investment Income	(4,964,321)	(7,111,992)

Net decrease in net assets applicable to common shareholders resulting from investment operations	(64,944,482)	(22,875,485)

Dividends to Common Shareholders from Net Investment Income	(24,225,508)	(24,103,636)

Capital Share Transactions:
Reinvestment of dividends	1,409,202	2,263,389

Total decrease in net assets applicable to common shareholders	(87,760,788)	(44,715,732)

Net Assets Applicable to Common Shareholders:
Beginning of year	321,267,931	365,983,663

End of year (including dividends in excess of net investment income of $(2,037,119) and $(890,326); $(1,192,408) and $(390,187); $(432,809) and $(436,049); respectively)	$233,507,143	$321,267,931

Common Shares Issued in Reinvestment of Dividends	110,169	148,191

28 PIMCO Municipal Income Funds Annual Report   4.30.09   See accompanying Notes to Financial Statements

PIMCO Municipal Income Funds	Statements of Changes in Net Assets Applicable to Common Shareholders (continued)

California Municipal		New York Municipal
Year Ended	Year Ended	Year Ended	Year Ended
April 30, 2009	April 30, 2008	April 30, 2009	April 30, 2008

$19,668,417	$19,381,280	$6,604,274	$7,275,242

(21,805,223)	221,523	(17,996,687)	24,717

(32,090,252)	(19,890,355)	(8,383,954)	(7,691,572)

(34,227,058)	(287,552)	(19,776,367)	(391,613)

(3,740,623)	(5,026,208)	(1,545,412)	(2,245,279)

(37,967,681)	(5,313,760)	(21,321,779)	(2,636,892)

(16,768,120)	(16,681,528)	(5,165,556)	(5,143,675)

971,936	1,547,398	278,849	436,455

(53,763,865)	(20,447,890)	(26,208,486)	(7,344,112)

246,612,963	267,060,853	95,690,900	103,035,012

$192,849,098	$246,612,963	$69,482,414	$95,690,900

72,038	102,530	23,211	33,359

See accompanying Notes to Financial Statements   4.30.09   PIMCO Municipal Income Funds Annual Report 29

PIMCO Municipal Income Funds Notes to Financial Statements
April 30, 2009

1. Organization and Significant Accounting Policies
PIMCO Municipal Income Fund (“Municipal”), PIMCO California Municipal Income Fund (“California Municipal”) and PIMCO New York Municipal Income Fund (“New York Municipal”), collectively referred to as the “Funds” or “PIMCO Municipal Income Funds”, were organized as Massachusetts business trusts on May 10, 2001. Prior to commencing operations on June 29, 2001, the Funds had no operations other than matters relating to their organization and registration as non-diversified, closed-end management investment companies registered under the Investment Company Act of 1940 and the rules and regulations thereunder, as amended. Allianz Global Investors Fund Management LLC (the “Investment Manager”) serves as the investment manager and is an indirect, wholly-owned subsidiary of Allianz Global Investors of America L.P. (“Allianz Global”). Allianz Global is an indirect, wholly-owned subsidiary of Allianz SE, a publicly traded European insurance and financial services company. Each Fund has an unlimited amount of no par value per share of common stock authorized.

Under normal market conditions, Municipal invests substantially all of its assets in a portfolio of municipal bonds, the interest from which is exempt from federal income taxes. Under normal market conditions, California Municipal invests substantially all of its assets in municipal bonds which pay interest that is exempt from federal and California state income taxes. Under normal market conditions, New York Municipal invests substantially all of its assets in municipal bonds which pay interest that is exempt from federal, New York State and New York City income taxes. The Funds will generally seek to avoid investing in bonds generating interest income which could potentially subject individuals to alternative minimum tax. The issuers’ abilities to meet their obligations may be affected by economic, political and other developments in a specific state or region.

The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimated.

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds expect the risk of any loss to be remote.

The following is a summary of significant accounting policies consistently followed by the Funds:

(a) Valuation of Investments
Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, on the basis of quotes obtained from a quotation reporting system, established market makers, or independent pricing services.

Portfolio securities and other financial instruments for which market quotations are not readily available or for which a development/event occurs that may significantly impact the value of a security, are fair-valued, in good faith, pursuant to procedures established by the Board of Trustees, or persons acting at their discretion pursuant to procedures established by the Board of Trustees. The Funds’ investments are valued daily using prices supplied by an independent pricing service or dealer quotations, or by using the last sale price on the exchange that is the primary market for such securities, or the last quoted mean price for those securities for which the over-the-counter market is the primary market or for listed securities in which there were no sales. Independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Exchange-traded options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Securities purchased on a when-issued or delayed-delivery basis are marked to market daily until settlement at the forward settlement value. Short-term securities maturing in 60 days or less are valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days.

The prices used by the Funds to value securities may differ from the value that would be realized if the securities were sold and these differences could be material to the financial statements. Each Fund’s net asset value is normally determined as of the close of regular trading (normally, 4:00 p.m. Eastern time) on the New York Stock Exchange (“NYSE”) on each day the NYSE is open for business.

(b) Fair Value Measurement
The Funds have adopted FASB Statement of Financial Accounting Standards No. 157, “Fair Value Measurements,” (“SFAS 157”). This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of the fair value measurements. Under this

30 PIMCO Municipal Income Funds Annual Report   4.30.09

PIMCO Municipal Income Funds Notes to Financial Statements
April 30, 2009

1. Organization and Significant Accounting Policies (continued)

standard, fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (i.e. the “exit price”) in an orderly transaction between market participants. The three levels of the fair value hierarchy under SFAS 157 are described below:

•	Level 1 – quoted prices in active markets for identical investments that the Funds have the ability to access

•	Level 2 – valuations based on other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.) or quotes from inactive exchanges

•	Level 3 – valuations based on significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

An investment asset or liability’s level within the fair value hierarchy is based on the lowest level input, individually or in the aggregate, that is significant to fair value measurement.

The valuation techniques used by the Funds to measure fair value during the year ended April 30, 2009 maximized the use of observable inputs and minimized the use of unobservable inputs.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of April 30, 2009 in valuing each Fund’s investments carried at value:

	Municipal Income	California Municipal	New York Municipal
	Investments in	Investments	Investments
Valuation Inputs	Securities	in Securities	in Securities

Level 1 – Quoted Prices	$—	$—	$—
Level 2 – Other Significant Observable Inputs	457,176,814	377,181,721	128,051,666
Level 3 – Significant Unobservable Inputs	—	—	—

Total	$457,176,814	$377,181,721	$128,051,666

In April 2009, the FASB issued FASB Staff Position No. 157-4. “Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly” (“FSP 157-4”). FSP 157-4 provides additional guidance for estimating fair value in accordance with SFAS 157, when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate a transaction is not orderly. FSP 157-4 is effective for fiscal years and interim periods ending after June 15, 2009. The Funds’ Management is currently evaluating the impact the adoption of FSP 157-4 will have on the Funds’ financial statement disclosures.

(c) Disclosures about Credit Derivatives
The Funds have adopted FASB Staff Positions No. 133-1 and FIN 45-4 “Disclosures about Credit Derivatives and Certain Guarantees: An Amendment of FASB Statement No. 133 and FAS Interpretation No. 45; and Clarification of the Effective Date of FASB Statement No. 161” (“FSP”), which required enhanced transparency of the effect of credit derivatives and guarantees on an issuer’s financial position, financial performance and cash flows. FSP is effective for reporting periods after November 15, 2008. FSP applies to certain credit derivatives, hybrid instruments that have embedded credit derivatives (for example, credit-linked notes), and certain guarantees and it requires additional disclosures regarding credit derivatives with sold protection. The Funds’ management has determined that FSP has no material impact on the Funds’ financial statements.

In March 2008, FASB issued Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS 161”), which is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about a fund’s derivative and hedging activities. The Funds’ management is currently evaluating the impact the adoption of SFAS 161 will have on the Funds’ financial statement disclosures.

4.30.09   PIMCO Municipal Income Funds Annual Report 31

PIMCO Municipal Income Funds Notes to Financial Statements
April 30, 2009

1. Organization and Significant Accounting Policies (continued)

(d) Investment Transactions and Investment Income
Investment transactions are accounted for on the trade date. Securities purchased and sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses on investments are determined on an identified cost basis. Interest income adjusted for the accretion of discounts and amortization of premiums is recorded on an accrual basis. Discounts or premiums on debt securities purchased are accreted or amortized, respectively, to interest income over the lives of the respective securities using the effective interest method.

(e) Federal Income Taxes
The Funds intend to distribute all of their taxable income and to comply with the other requirements of the U.S. Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required.

The Financial Accounting Standards Board (“FASB”) issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes – an Interpretation of FASB Statement No. 109” (the “Interpretation”). The Interpretation establishes for all entities, including pass-through entities such as the Funds, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Funds’ management has determined that its evaluation of the Interpretation has resulted in no material impact to the Funds’ financial statements at April 30, 2009. The Funds’ federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

(f) Dividends and Distributions – Common Stock
The Funds declare dividends from net investment income monthly to common shareholders. Distributions of net realized capital gains, if any, are paid at least annually. The Funds record dividends and distributions to their shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These “book-tax” differences are considered either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal income tax treatment; temporary differences do not require reclassification. To the extent dividends and/or distributions exceed current and accumulated earnings and profits for federal income tax purposes; they are reported as dividends and/or distributions of paid-in-capital in excess of par.

(g) Futures Contracts
The Funds may enter into futures contracts. A futures contract is an agreement between two parties to buy and sell a financial instrument at a set price on a future date. Upon entering into such a contract, the Funds are required to pledge to the broker an amount of cash or securities equal to the minimum “initial margin” requirements of the relevant exchange. Pursuant to the contracts, the Funds agree to receive from or pay to the broker an amount of cash or securities equal to the daily fluctuation in the value of the contracts. Such receipts or payments are known as “variation margin” and are recorded by the Funds as unrealized appreciation or depreciation. When the contracts are closed, the Funds record a realized gain or loss equal to the difference between the value of the contracts at the time they were opened and the value at the time they were closed. Any unrealized appreciation or depreciation recorded is simultaneously reversed. The use of futures transactions involves the risk of an imperfect correlation in the movements in the price of futures contracts, interest rates and the underlying hedged assets, and the possible inability or unwillingness of counterparties to meet the terms of their contracts.

(h) Option Transactions
The Funds may purchase and write (sell) put and call options on securities for hedging purposes, risk management purposes or as part of their investment strategies. The risk associated with purchasing an option is that the Funds pay a premium whether or not the option is exercised. Additionally, the Funds bear the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by the premiums paid. The proceeds from securities sold through the exercise of put options is decreased by the premiums paid.

When an option is written, the premium received is recorded as an asset with an equal liability which is subsequently marked to market to reflect the current market value of the option written. These liabilities are reflected as options written in the Statements of Assets and Liabilities. Premiums received from writing options which expire unexercised are recorded on the expiration date as a realized gain. The difference between the premium received and the amount paid on

32 PIMCO Municipal Income Funds Annual Report   4.30.09

PIMCO Municipal Income Funds Notes to Financial Statements
April 30, 2009

1. Organization and Significant Accounting Policies (continued)

effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchased transactions, as a realized loss. If a call option written by the Funds is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether there has been a realized gain or loss. If a put option written by the Funds is exercised, the premium reduces the cost basis of the security. In writing an option, the Funds bear the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of a written option could result in the Funds purchasing a security at a price different from its current market value.

(i) Swap Agreements
The Funds may enter into swap agreements. Swap agreements are privately negotiated agreements between the Funds and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. The Funds may enter into credit default, cross- currency, interest rate, total return, variance and other forms of swap agreements in order to manage their exposure to credit, currency and interest rate risk. In connection with these agreements, securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Payments received or made at the beginning of the measurement period are reflected as such on the Statements of Assets and Liabilities and represent payments made or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront payments are recorded as realized gains or losses on the Statements of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statements of Operations. Net periodic payments received or paid by the Funds are included as part of realized gains or losses on the Statements of Operations.

Entering into these agreements involves, to varying degrees, elements of credit, legal, market and documentation risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks include the possibility that there will be no liquid market for these agreements, that the counterparties to the agreements may default on their obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

Interest rate swap agreements involve the exchange by the Funds with a counterparty of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments, with respect to the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the counterparty may terminate the swap transaction in whole at zero cost by a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swap, under which two parties can exchange variable interest rates based on different money markets.

(j) Reverse Repurchase Agreements
The Funds may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Funds sell securities to a bank or broker-dealer and agree to repurchase the securities at a mutually agreed date and price. Generally, the effect of such a transaction is that the Funds can recover and reinvest all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement and still be entitled to the returns associated with those portfolio securities. Such transactions are advantageous if the interest cost to the Funds of the reverse repurchase transaction is less than the returns it obtains on investments purchased with the cash. Unless the Funds cover their positions in reverse repurchase agreements (by segregating liquid assets at least equal in amount to the forward purchase commitment), their obligations under the agreements will be subject to the Funds’ limitations on borrowings. Reverse repurchase agreements involve leverage risk and also the risk that the market value of the securities that the Funds are obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Funds’ use of the

4.30.09   PIMCO Municipal Income Funds Annual Report 33

PIMCO Municipal Income Funds Notes to Financial Statements
April 30, 2009

1. Organization and Significant Accounting Policies (continued)

proceeds of the agreement may be restricted pending determination by the other party, or its trustee or receiver, whether to enforce the Funds’ obligation to repurchase the securities.

(k) Inverse Floating Rate Transactions – Residual Interest Municipal Bonds (“RIBs”) / Residual Interest Tax Exempt Bonds (“RITEs”)
The Funds may invest in RIBs and RITEs, (“Inverse Floaters”) whose interest rates bear an inverse relationship to the interest rate on another security or the value of an index. In inverse floating rate transactions, the Funds sell a fixed rate municipal bond (“Fixed Rate Bond”) to a broker who places the Fixed Rate Bond in a special purpose trust (“Trust”) from which floating rate bonds (“Floating Rate Notes”) and Inverse Floaters are issued. The Funds simultaneously or within a short period of time purchase the Inverse Floaters from the broker. The Inverse Floaters held by the Funds provide the Funds with the right to: (1) cause the holders of the Floating Rate Notes to tender their notes at par, and (2) cause the broker to transfer the Fixed-Rate Bond held by the Trust to the Funds, thereby collapsing the Trust. Pursuant to Statement of Financial Accounting Standards No. 140 (“FASB Statement No. 140”), the Funds account for the transaction described above as a secured borrowing by including the Fixed Rate Bond in their Schedules of Investments, and account for the Floating Rate Notes as a liability under the caption “Payable for floating rate notes” in the Funds’ Statements of Assets and Liabilities. The Floating Rate Notes have interest rates that generally reset weekly and their holders have the option to tender their notes to the broker for redemption at par at each reset date.

The Funds may also invest in Inverse Floaters without transferring a fixed rate municipal bond into a special purpose trust, which are not accounted for as secured borrowings.

The Inverse Floaters are created by dividing the income stream provided by the underlying bonds to create two securities, one short-term and one long-term. The interest rate on the short-term component is reset by an index or auction process typically every 7 to 35 days. After income is paid on the short-term securities at current rates, the residual income from the underlying bond(s) goes to the long-term securities. Therefore, rising short-term rates result in lower income for the long-term component and vice versa. The longer-term bonds may be more volatile and less liquid than other municipal bonds of comparable maturity. Investments in Inverse Floaters typically will involve greater risk than in an investment in Fixed Rate Bonds. The Funds may also invest in Inverse Floaters for the purpose of increasing leverage.

The Funds’ restrictions on borrowings do not apply to the secured borrowings deemed to have occurred for accounting purposes pursuant to FASB Statement No. 140. Inverse Floaters held by the Funds are exempt from registration under Rule 144A of the Securities Act of 1933.

Effective April 6, 2009, each Fund’s investment policy was revised to increase the amount of Residual Interest Municipal Bonds (“RIBs”) in which each Fund may invest from 10% to 15% of their respective total assets. The Board of Trustees approved the changes based on a recommendation from the Investment Manager and the Funds’ Sub-Adviser that this limit increase in RIBs would be in the best interest of the Funds and the Funds’ shareholders. In addition, this change potentially allows the Funds to earn additional tax-free income. In addition, the use of RIBs, which results in a form of economic leverage, will allow the Funds, including those that redeemed a portion of their auction rate preferred shares, to replace or increase leverage to some degree.

In addition to general market risks, the Funds’ investments in RIBs may involve greater risk and volatility than an investment in a fixed rate bond, and the value of RIBs may decrease significantly when market interest rates increase. RIBs have varying degrees of liquidity, and the market for these securities may be volatile. These securities tend to underperform the market for fixed rate bonds in a rising interest rate environment, but tend to outperform the market for fixed rate bonds when interest rates decline or remain relatively stable. Although volatile, RIBs typically offer the potential for yields exceeding the yields available on fixed rate bonds with comparable credit quality, coupon, call provisions and maturity. Trusts in which RIBS may be held could be terminated due to market, credit or other events beyond the Funds’ control, which could require the Funds to reduce leverage and dispose of portfolio investments at inopportune times and prices.

(l) When-Issued/Delayed-Delivery Transactions
The Funds may purchase or sell securities on a when-issued or delayed-delivery basis. The transactions involve a commitment to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery purchases are outstanding, the Funds will set aside and maintain until the settlement date in a designated account, liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed-delivery basis, the Funds assume the rights and risks of ownership of the

34 PIMCO Municipal Income Funds Annual Report   4.30.09

PIMCO Municipal Income Funds Notes to Financial Statements
April 30, 2009

1. Organization and Significant Accounting Policies (continued)

security, including the risk of price and yield fluctuations; consequently, such fluctuations are taken into account when determining the net asset value. The Funds may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a realized gain or loss. When a security is sold on a delayed-delivery basis, the Funds do not participate in future gains and losses with respect to the security.

(m) Custody Credits on Cash Balances
The Funds benefit from an expense offset arrangement with their custodian bank, whereby uninvested cash balances earn credits which reduce monthly custodian and accounting agent expenses. Had these cash balances been invested in income-producing securities, they would have generated income for the Funds.

(n) Interest Expense
Interest expense relates to the Funds’ liability in connection with floating rate notes held by third parties in conjunction with Inverse Floater transactions and Reverse Repurchase Agreements. Interest expense is recorded as it is incurred.

2. Investment Manager/Sub-Adviser
The Funds have Investment Management Agreements (collectively the “Agreements”) with the Investment Manager. Subject to the supervision of each Fund’s Board of Trustees, the Investment Manager is responsible for managing, either directly or through others selected by it, the Funds’ investment activities, business affairs and administrative matters. Pursuant to the Agreements, the Investment Manager receives an annual fee, payable on a monthly basis, at an annual rate of 0.65% of each Fund’s average daily net assets, inclusive of net assets attributable to any preferred shares that may be outstanding. In order to reduce each Fund’s expenses, the Investment Manager has contractually agreed to waive a portion of its investment management fees for each Fund at the annual rate of 0.10% of each Fund’s average daily net assets, inclusive of net assets attributable to any preferred shares that may be outstanding through June 30, 2008. On July 1, 2008, the contractual fee waiver was reduced to 0.05% of each Funds’ average daily net assets, including net assets attributable to any preferred shares that may be outstanding through June 30, 2009. For the fiscal year ended April 30, 2009, each Fund paid investment management fees at an annualized effective rate of 0.59%.

The Investment Manager has retained its affiliate, Pacific Investment Management Company LLC (the “Sub-Adviser”), to manage each Fund’s investments. Subject to the supervision of the Investment Manager, the Sub-Adviser is responsible for making all of the Fund’s investment decisions. The Investment Manager, not the Funds, pays a portion of the fees it receives to the Sub-Adviser in return for its services.

3. Investments in Securities
For the year ended April 30, 2009, purchases and sales of investments, other than short-term securities and U.S. government obligations were:

		California	New York
	Municipal	Municipal	Municipal

Purchases	$281,235,626	$164,552,594	$49,858,336
Sales	289,038,773	157,203,537	64,462,690

4.30.09   PIMCO Municipal Income Funds Annual Report 35

PIMCO Municipal Income Funds Notes to Financial Statements
April 30, 2009

3. Investments in Securities (continued)

(a) Transactions in options written for the year ended April 30, 2009:

	Contracts	Premiums

Municipal Income:
Options outstanding, April 30, 2008	276	$225,464
Options expired	(276)	(225,464)

Options outstanding, April 30, 2009	—	$—

California Municipal:
Options outstanding, April 30, 2008	208	$169,915
Options expired	(208)	(169,915)

Options outstanding, April 30, 2009	—	$—

New York Municipal:
Options outstanding, April 30, 2008	82	$66,986
Options expired	(82)	(66,986)

Options outstanding, April 30, 2009	—	$—

(b) The weighted average daily balance of reverse repurchase agreements outstanding during the year ended April 30, 2009 for Municipal, California Municipal and New York Municipal was $13,361,238, $10,012,341 and $3,805,627 at a weighted average interest rate of 1.11%, 1.10% and 1.10%, respectively. The total market value of underlying collateral (refer to the Schedule of Investments for positions segregated as collateral for reverse repurchase agreements) for open reverse repurchase agreements at April 30, 2009 was $16,563,733, $12,627,106 and $4,961,478, respectively.

Open reverse repurchase agreements at April 30, 2009 were:

				Principal &
Counterparty	Rate	Trade Date	Maturity Date	Interest	Principal

Municipal Income:
Barclays Bank	0.80%	4/16/09	5/18/09	$4,308,436	$4,307,000
	0.85%	4/9/09	5/8/09	8,937,640	8,933,000

					$13,240,000

California Municipal:
Barclays Bank	0.80%	4/16/09	5/18/09	$1,759,586	$1,759,000
	0.85%	4/9/09	5/8/09	8,273,296	8,269,000

					$10,028,000

New York Municipal:
Barclays Bank	0.80%	4/16/09	5/18/09	$2,302,767	$2,302,000
	0.85%	4/9/09	5/8/09	1,650,857	1,650,000

					$3,952,000

Municipal, California Municipal and New York Municipal received $1,150,000, $1,800,000 and $350,000, respectively, in U.S. government agency securities as collateral for open reverse repurchase agreements. Collateral received as securities cannot be pledged.

36 PIMCO Municipal Income Funds Annual Report   4.30.09

PIMCO Municipal Income Funds Notes to Financial Statements
April 30, 2009

4. Income Tax Information

Municipal:

The tax character of dividends paid were:

	Year ended	Year ended
	April 30, 2009	April 30, 2008

Ordinary Income	$2,587,230	$868,183
Tax Exempt Income	$26,602,599	$30,347,445

At April 30, 2009, there were no distributable earnings.

At April 30, 2009, Municipal had a capital loss carryforward of $32,717,436 ($12,636,580 of which will expire in 2011, $1,890,888 of which will expire in 2012, $12,156,912 of which will expire in 2013, $1,105,730 of which will expire in 2014, $459,581 of which will expire in 2015, $3,577,024 of which will expire in 2016 and $890,721 of which will expire in 2017) available as a reduction, to the extent provided in the regulations, of any future net realized capital gains. To the extent that these losses are used to offset future realized capital gains, such gains will not be distributed.

In accordance with U.S. Treasury regulations, the fund elected to defer realized capital losses of $49,835,639 arising after October 31, 2008. Such losses are treated as arising on May 1, 2009.

For the year ended April 30, 2009, permanent “book-tax” differences were primarily attributable to the differing treatment of inverse floater transactions, taxable overdistributions and swap payments. These adjustments were to decrease dividends in excess of net investment income by 137,422, decrease paid-in capital by $177,210 and decrease accumulated net realized loss by $39,788.

California Municipal:

The tax character of dividends paid were:

	Year ended	Year ended
	April 30, 2009	April 30, 2008

Ordinary Income	$1,840,392	$882,491
Tax Exempt Income	$18,668,351	$20,825,245

At April 30, 2009, there were no distributable earnings.

At April 30, 2009, California Municipal had a capital loss carryforward of $20,127,806 ($7,233,060 of which will expire in 2011, $4,391,323 of which will expire in 2012, $6,552,094 of which will expire in 2013, and $1,951,329 of which will expire in 2014), available as a reduction, to the extent provided in the regulations, of any future net realized capital gains. To the extent that these losses are used to offset future realized capital gains, such gains will not be distributed. During the year ended April 30, 2009, California Municipal utilized $874,690 of capital loss carry forwards.

In accordance with U.S. Treasury regulations, the fund elected to defer realized capital losses of $25,162,785 arising after October 31, 2008. Such losses are treated as arising on May 1, 2009.

For the year ended April 30, 2009, permanent “book-tax” differences were primarily attributable to the differing treatment of inverse floater transactions. These adjustments were to decrease dividends in excess of net investment income and increase accumulated net realized loss by $38,105.

New York Municipal:

The tax character of dividends paid were:

	Year ended	Year ended
	April 30, 2009	April 30, 2008

Ordinary Income	$521,345	$253,271
Tax Exempt Income	$6,189,623	$7,135,683

At April 30, 2009, there were no distributable earnings.

4.30.09   PIMCO Municipal Income Funds Annual Report 37

PIMCO Municipal Income Funds Notes to Financial Statements
April 30, 2009

4. Income Tax Information (continued)

At April 30, 2009, New York Municipal had a capital loss carryforward of $14,655,117 ($4,010,420 of which will expire in 2011, $2,679,047 of which will expire in 2012, $4,622,781 of which will expire in 2013, $243,785 of which will expire in 2014 and $3,099,084 of which will expire in 2017), available as a reduction, to the extent provided in the regulations, of any future net realized capital gains. To the extent that these losses are used to offset future realized capital gains, such gains will not be distributed.

In accordance with U.S. Treasury regulations, the fund elected to defer realized capital losses of $17,125,856 arising after October 31, 2008. Such losses are treated as arising on May 1, 2009.

For the year ended April 30, 2009, permanent “book-tax” differences were primarily attributable to the differing treatment of inverse floater transactions, taxable overdistributions and swap payments. These adjustments were to decrease dividends in excess of net investment income by $109,934, decrease paid-in capital by $68,551 and increase accumulated net realized loss by $41,383.

The cost of investments for federal income tax purposes and gross unrealized appreciation and gross unrealized depreciation of investments at April 30, 2009 were:

		Gross	Gross	Net
	Cost of	Unrealized	Unrealized	Unrealized
	Investments	Appreciation	Depreciation	Depreciation

Municipal	$468,162,504	$16,040,878	$(51,706,883)	$(35,666,005)
California Municipal	361,692,387	8,802,329	(27,599,621)	(18,797,292)
New York Municipal	123,384,188	3,881,476	(8,634,095)	(4,752,619)

The difference between book and tax depreciation is attributable to inverse floater transactions.

5. Auction-Rate Preferred Shares
Municipal has outstanding 1,520 shares of Preferred Shares Series A, 1,520 shares of Preferred Shares Series B, 1,520 shares of Preferred Shares Series C, 1,520 shares of Preferred Shares Series D and 1,520 shares of Preferred Shares Series E, each with a net asset and liquidation value of $25,000 per share plus, any accumulated, unpaid dividends.

California Municipal has issued 2,000 shares of Preferred Shares Series A, 2,000 shares of Preferred Shares Series B and 2,000 shares of Preferred Shares Series C, each with a net asset and liquidation value of $25,000 per share plus any accumulated, unpaid dividends.

New York Municipal has issued 1,880 shares of Preferred Shares Series A with a net asset and liquidation value of $25,000 per share plus any accumulated, unpaid dividends.

Dividends are accumulated daily at an annual rate (typically re-set every seven days) through auction procedures. Distributions of net realized capital gains, if any, are paid annually.

38 PIMCO Municipal Income Funds Annual Report   4.30.09

PIMCO Municipal Income Funds Notes to Financial Statements
April 30, 2009

5. Auction-Rate Preferred Shares (continued)

For the year ended April 30, 2009, the annualized dividend rates for each Fund ranged from:

	High	Low	At April 30, 2009

Municipal:
Series A	11.347%	0.640%	0.792%
Series B	12.565%	0.640%	0.792%
Series C	12.261%	0.594%	0.761%
Series D	11.728%	0.594%	0.792%
Series E	10.205%	0.594%	0.792%
California Municipal:
Series A	11.347%	0.640%	0.792%
Series B	12.261%	0.625%	0.761%
Series C	10.205%	0.625%	0.792%
New York Municipal:
Series A	12.565%	0.685%	0.792%

The Funds are subject to certain limitations and restrictions while Preferred Shares are outstanding. Failure to comply with these limitations and restrictions could preclude the Funds from declaring any dividends or distributions to common shareholders or repurchasing common shares and/or could trigger the mandatory redemption of Preferred Shares at their liquidation value.

Preferred shareholders, who are entitled to one vote per share, generally vote with the common shareholders but vote separately as a class to elect two Trustees and on any matters affecting the rights of the Preferred Shareholders.

Since mid-February 2008, holders of auction-rate preferred shares (“ARPS”) issued by the Funds have been directly impacted by an unprecedented lack of liquidity, which has similarly affected ARPS holders in many of the nation’s closed-end funds. Since then, regularly scheduled auctions for ARPS issued by the Funds have consistently “failed” because of insufficient demand (bids to buy shares) to meet the supply (shares offered for sale) at each auction. In a failed auction, ARPS holders cannot sell all, and may not be able to sell any, of their shares tendered for sale. While repeated auction failures have affected the liquidity for ARPS, they do not constitute a default or automatically alter the credit quality of the ARPS, and ARPS holders have continued to receive dividends at the defined “maximum rate” the higher of the 30-day “AA” Composite Commercial Paper Rate multiplied by 110% or the Taxable Equivalent of the Short-Term Municipal Obligations Rate-defined as 90% of the quotient of (A) the per annum rate expressed on an interest equivalent basis equal to the Kenny S&P 30-day High Grade Index divided by (B) 1.00 minus the Marginal Tax Rate (expressed as a decimal) multiplied by 110% (which is a function of short-term interest rates and typically higher than the rate that would have otherwise been set through a successful auction).

The Funds’ outstanding common shares continue to trade on the NYSE without any change. If the Funds’ ARPS auctions continue to fail and the “maximum rate” payable on the ARPS rises as a result of changes in short-term interest rates, returns for the Funds’ common shareholders could be adversely affected.

During the year ended April 30, 2009, Municipal and New York Municipal redeemed, at their liquidation preference, a portion of their ARPS. The redemptions were intended to increase asset coverage of each of these Fund’s ARPS above the 200% Level (subject to future market conditions), permitting these Funds to pay previously declared common share dividends and to declare and pay future common share dividends. Municipal and California Municipal redeemed their

4.30.09   PIMCO Municipal Income Funds Annual Report 39

PIMCO Municipal Income Funds Notes to Financial Statements
April 30, 2009

5. Auction-Rate Preferred Shares (continued)

ARPs, at the full liquidation preference of $25,000 per share plus an amount equal to accumulated but unpaid dividends, across each Fund’s series of ARPS on their respective dates of redemption.

		New York
	Municipal (a)	Municipal (b)

Beginning balance, April 30, 2008	$200,000,000	$63,000,000
Redemptions	(10,000,000)	(16,000,000)

Ending balance, April 30, 2009	$190,000,000	$47,000,000

(a)	Redeemed January 26, 2009 – January 30, 2009

(b)	Redeemed January 7, 2009

6. Subsequent Common Dividend Declarations
On May 1, 2009, the following dividends were declared to common shareholders payable June 1, 2009 to shareholders of record on May 11, 2009:

Municipal	$0.08125 per common share
California Municipal	$0.077 per common share
New York Municipal	$0.057 per common share

On June 1, 2009, the following dividends were declared to common shareholders payable July 1, 2009 to shareholders of record on June 11, 2009:

Municipal	$0.08125 per common share
California Municipal	$0.077 per common share
New York Municipal	$0.057 per common share

7. Legal Proceedings
In June and September 2004, the Investment Manager and certain of its affiliates (including PEA Capital LLC (“PEA”), Allianz Global Investors Distributors LLC and Allianz Global Investors of America L.P.), agreed to settle, without admitting or denying the allegations, claims brought by the Securities and Exchange Commission and the New Jersey Attorney General alleging violations of federal and state securities laws with respect to certain open-end funds for which the Investment Manager serves as investment adviser. The settlements related to an alleged “market timing” arrangement in certain open-end funds formerly sub-advised by PEA. The Investment Manager and its affiliates agreed to pay a total of $68 million to settle the claims. In addition to monetary payments, the settling parties agreed to undertake certain corporate governance, compliance and disclosure reforms related to market timing, and consented to cease and desist orders and censures. Subsequent to these events, PEA deregistered as an investment adviser and dissolved. None of the settlements alleged that any inappropriate activity took place with respect to the Funds.

Since February 2004, the Investment Manager, the Sub-Adviser, and certain of their affiliates and their employees have been named as defendants in a number of pending lawsuits concerning “market timing”, which allege the same or similar conduct underlying the regulatory settlements discussed above. The market timing lawsuits have been consolidated in a multi-district litigation proceeding in the U.S. District Court for the District of Maryland. Any potential resolution of these matters may include, but not be limited to, judgments or settlements for damages against the Investment Manager, the Sub-Adviser, or their affiliates or related injunctions.

The Investment Manager and the Sub-Adviser believe that these matters are not likely to have a material adverse effect on the Funds or on their ability to perform their respective investment advisory activities relating to the Funds.

The foregoing speaks only as of the date hereof.

40 PIMCO Municipal Income Funds Annual Report   4.30.09

PIMCO Municipal Income Fund Financial Highlights
For a share of common stock outstanding throughout each year:

	Year ended April 30
	2009	2008	2007	2006	2005
Net asset value, beginning of year	$12.96	$14.85	$14.54	$14.84	$14.11

Investment Operations:
Net investment income	1.13	1.12	1.07	1.10	1.15

Net realized and change in unrealized gain (loss) on investments, futures contracts, options written and swaps	(3.53)	(1.74)	0.50	(0.21)	0.68

Total from investment operations	(2.40)	(0.62)	1.57	0.89	1.83

Dividends on Preferred Shares from Net Investment Income	(0.20)	(0.29)	(0.28)	(0.21)	(0.12)

Net increase (decrease) in net assets applicable to common shareholders resulting from investment operations	(2.60)	(0.91)	1.29	0.68	1.71

Dividends to Common Shareholders from Net Investment Income	(0.98)	(0.98)	(0.98)	(0.98)	(0.98)

Net asset value, end of year	$9.38	$12.96	$14.85	$14.54	$14.84

Market price, end of year	$11.40	$16.46	$18.00	$16.22	$14.64

Total Investment Return (1)	(24.58)%	(2.47)%	17.77%	18.13%	15.68%

RATIOS/SUPPLEMENTAL DATA:
Net assets applicable to common shareholders, end of year (000)	$233,507	$321,268	$365,984	$355,877	$360,699

Ratio of expenses to average net assets, including interest expense (2)(3)(4)(5)	1.64%	1.51%	1.32%	1.18%	1.06%

Ratio of expenses to average net assets, excluding interest expense (2)(3)(5)	1.42%	1.20%	1.00%	0.98%	0.97%

Ratio of net investment income to average net assets (2)(5)	10.65%	8.07%	7.23%	7.41%	7.97%

Preferred shares asset coverage per share	$55,722	$65,143	$70,727	$69,462	$70,077

Portfolio turnover	60%	32%	6%	13%	11%

(1)	Total investment return is calculated assuming a purchase of a share of common stock at the current market price on the first day of each period and a sale of a share of common stock at the current market price on the last day of each period reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions or sales charges.

(2)	Calculated on the basis of income and expenses applicable to both common and preferred shares relative to the average net assets of common shareholders.

(3)	Inclusive of expenses offset by custody credits earned on cash balances at the custodian bank. (See Note 1(n) in Notes to Financial Statements).

(4)	Interest expense relates to the liability for floating rate notes issued in connection with inverse floater transactions.

(5)	During the fiscal periods indicated above, the Investment Manager waived a portion of its investment management fee. The effect of such waiver relative to the average net assets of common shareholders was 0.10%, 0.17%, 0.24%, 0.32% and 0.31% for the years ended April 30, 2009, April 30, 2008, April 30, 2007, April 30, 2006 and April 30, 2005, respectively.

See accompanying Notes to Financial Statements   4.30.09   PIMCO Municipal Income Funds Annual Report 41

PIMCO California Municipal Income Fund Financial Highlights
For a share of common stock outstanding throughout each year:

	Year ended April 30
	2009	2008	2007	2006	2005
Net asset value, beginning of year	$13.62	$14.84	$14.48	$14.60	$13.92

Investment Operations:
Net investment income	1.08	1.07	1.10	1.05	1.07

Net realized and change in unrealized gain (loss) on investments, futures contracts, options written and swaps	(2.96)	(1.09)	0.44	(0.05)	0.64

Total from investment operations	(1.88)	(0.02)	1.54	1.00	1.71

Dividends on Preferred Shares from Net Investment Income	(0.21)	(0.28)	(0.26)	(0.20)	(0.11)

Net increase (decrease) in net assets applicable to common shareholders resulting from investment operations	(2.09)	(0.30)	1.28	0.80	1.60

Dividends to Common Shareholders from Net Investment Income	(0.92)	(0.92)	(0.92)	(0.92)	(0.92)

Net asset value, end of year	$10.61	$13.62	$14.84	$14.48	$14.60

Market price, end of year	$12.18	$15.83	$17.70	$15.87	$14.20

Total Investment Return (1)	(16.72)%	(4.88)%	18.20%	18.93%	15.05%

RATIOS/SUPPLEMENTAL DATA:
Net assets applicable to common shareholders, end of year (000)	$192,849	$246,613	$267,061	$259,127	$259,978

Ratio of expenses to average net assets, including interest expense (2)(3)(4)(5)	1.66%	1.41%	1.26%	1.08%	1.00%

Ratio of expenses to average net assets, excluding interest expense (2)(3)(5)	1.39%	1.15%	1.05%	0.99%	1.00%

Ratio of net investment income to average net assets (2)(5)	9.42%	7.57%	7.48%	7.19%	7.56%

Preferred shares asset coverage per share	$57,140	$66,086	$69,491	$68,164	$68,319

Portfolio turnover	42%	14%	4%	8%	5%

(1)	Total investment return is calculated assuming a purchase of a share of common stock at the current market price on the first day of each period and a sale of a share of common stock at the current market price on the last day of each period reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions or sales charges.

(2)	Calculated on the basis of income and expenses applicable to both common and preferred shares relative to the average net assets of common shareholders.

(3)	Inclusive of expenses offset by custody credits earned on cash balances at the custodian bank. (See Note 1(n) in Notes to Financial Statements).

(4)	Interest expense relates to the liability for floating rate notes issued in connection with inverse floater transactions.

(5)	During the fiscal periods indicated above, the Investment Manager waived a portion of its investment management fee. The effect of such waiver relative to the average net assets of common shareholders was 0.10%, 0.17%, 0.25%, 0.32% and 0.31% for the years ended April 30, 2009, April 30, 2008, April 30, 2007, April 30, 2006 and April 30, 2005, respectively.

42 PIMCO Municipal Income Funds Annual Report   4.30.09   See accompanying Notes to Financial Statements

PIMCO New York Municipal Income Fund Financial Highlights
For a share of common stock outstanding throughout each year:

	Year ended April 30
	2009	2008	2007	2006	2005
Net asset value, beginning of year	$12.70	$13.74	$13.47	$13.83	$13.44

Investment Operations:
Net investment income	0.87	0.97	0.97	0.98	1.01

Net realized and change in unrealized gain (loss) on investments, futures contracts, options written and swaps	(3.50)	(1.03)	0.37	(0.23)	0.40

Total from investment operations	(2.63)	(0.06)	1.34	0.75	1.41

Dividends on Preferred Shares from Net Investment Income	(0.20)	(0.30)	(0.28)	(0.22)	(0.12)

Net increase (decrease) in net assets applicable to common shareholders resulting from investment operations	(2.83)	(0.36)	1.06	0.53	1.29

Dividends to Common Shareholders from Net Investment Income	(0.68)	(0.68)	(0.79)	(0.89)	(0.90)

Net asset value, end of year	$9.19	$12.70	$13.74	$13.47	$13.83

Market price, end of year	$9.90	$13.06	$15.02	$14.56	$13.90

Total Investment Return (1)	(18.80)%	(8.31)%	8.89%	11.45%	17.04%

RATIOS/SUPPLEMENTAL DATA:
Net assets applicable to common shareholders, end of year (000)	$69,482	$95,691	$103,035	$100,367	$102,112

Ratio of expenses to average net assets, including interest expense (2)(3)(4)(5)	1.86%	2.00%	1.94%	1.57%	1.44%

Ratio of expenses to average net assets, excluding interest expense (2)(3)(5)	1.62%	1.32%	1.23%	1.09%	1.12%

Ratio of net investment income to average net assets (2)(5)	8.49%	7.41%	7.06%	7.04%	7.48%

Preferred shares asset coverage per share	$61,957	$62,969	$65,863	$64,809	$65,509

Portfolio turnover	37%	14%	2%	15%	6%

(1)	Total investment return is calculated assuming a purchase of a share of common stock at the current market price on the first day of each period and a sale of a share of common stock at the current market price on the last day of each period reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions or sales charges.

(2)	Calculated on the basis of income and expenses applicable to both common and preferred shares relative to the average net assets of common shareholders.

(3)	Inclusive of expenses offset by custody credits earned on cash balances at the custodian bank. (See Note 1(n) in Notes to Financial Statements).

(4)	Interest expense relates to the liability for floating rate notes issued in connection with inverse floater transactions.

(5)	During the fiscal periods indicated above, the Investment Manager waived a portion of its investment management fee. The effect of such waiver relative to the average net assets of common shareholders was 0.10%, 0.18%, 0.26%, 0.33% and 0.33% for the years ended April 30, 2009, April 30, 2008, April 30, 2007, April 30, 2006 and April 30, 2005, respectively.

See accompanying Notes to Financial Statements   4.30.09   PIMCO Municipal Income Funds Annual Report 43

PIMCO Municipal Income Funds Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of:
PIMCO Municipal Income Fund,
PIMCO California Municipal Income Fund and
PIMCO New York Municipal Income Fund

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets applicable to common shareholders and the financial highlights present fairly, in all material respects, the financial position of PIMCO Municipal Income Fund, PIMCO California Municipal Income Fund and PIMCO New York Municipal Income Fund (collectively hereafter referred to as the “Funds”) at April 30, 2009, the results of each of their operations for the year then ended, changes in each of their net assets applicable to common shareholders for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
June 19, 2009

44 PIMCO Municipal Income Funds Annual Report   4.30.09

PIMCO Municipal Income Funds	Portfolio Manager Change/Changes to the Fund’s Investment Policies and Related Risks

Portfolio Manager Change
Effective December 11, 2008, Mr. John Cummings assumed primary responsibility for the day-to-day portfolio management of each of the Funds. Mr. Cummings is an Executive Vice President at PIMCO. He joined PIMCO in 2002, and previously was at Goldman Sachs as an institutional trader, responsible for a number of municipal sectors including industrials, airlines, utilities, healthcare and high-yield. Mr. Cummings has over 20 years of investment experience and earned an MBA and undergraduate degree from Rutgers University.

Change to the Funds’ Investment Policies and Related Risks
Effective April 6, 2009, each Fund’s investment policy has been revised to increase the amount of Residual Interest Municipal Bonds (“RIBs”) in which each Fund may invest to 15% from 10% of its total assets. The Board of Trustees approved the changes based on the recommendation of the Fund’s Investment Manager and Sub-Adviser that this limit increase in RIBS would be in the best interest of the Funds and the Funds’ shareholders. In addition, this change potentially allows the Funds to earn additional tax-free income. In addition, the use of RIBs, which results in a form of economic leverage, will allow the Funds to replace or increase leverage to some degree.

In addition to general market risks, the Funds’ investments in RIBs may involve greater risk and volatility than an investment in a fixed rate bond, and the value of RIBs may decrease significantly when market interest rates increase. RIBs have varying degrees of liquidity, and the market for these securities may be volatile. These securities tend to underperform the market for fixed rate bonds in a rising interest rate environment, but tend to outperform the market for fixed rate bonds when interest rates decline or remain relatively stable. Although volatile, RIBs typically offer the potential for yields exceeding the yields available on fixed rate bonds with comparable credit quality, coupon, call provisions and maturity. Trusts in which RIBS may be held could be terminated due to market, credit or other events beyond the Funds’ control, which could require a Fund to reduce leverage and dispose of portfolio investments at inopportune times and prices.

4.30.09   PIMCO Municipal Income Funds Annual Report 45

PIMCO Municipal Income Funds
Tax Information/Annual Shareholder Meeting Results (unaudited)
Tax Information:

Subchapter M of the Internal Revenue Code of 1986, as amended, requires the Funds to advise shareholders within 60 days of the Funds’ tax year ended April 30, 2009 as to the federal tax status of dividends and distributions received by shareholders during such tax year. Accordingly, please note that all substantially all dividends paid from net investment income from the Funds during the tax period ended April 30, 2009 were federally exempt interest dividends. However the Funds invested in municipal bonds containing market discount, whose accretion is taxable. Accordingly, the percentages of dividends paid from net investment income during the tax period which are taxable were:

Municipal Income	8.86%
California Municipal	8.97%
New York Municipal	7.77%

Since the Funds’ tax year is not the calendar year, another notification will be sent with respect to calendar year 2009. In January 2010, shareholders will be advised on IRS Form 1099 DIV as to the federal tax status of the dividends and distributions received during calendar 2009. The amount that will be reported will be the amount to use on your 2009 federal income tax return and may differ from the amount which must be reported in connection with the Funds’ tax year ended April 30, 2009. Shareholders are advised to consult their tax advisers as to the federal, state and local tax status of the dividend income received from the Funds. In January 2010, an allocation of interest income by state will be provided which may be of value in reducing a shareholder’s state and local tax liability, if any.

Annual Shareholder Meeting Results:

The Funds held their annual meeting of shareholders on December 23, 2008. Common/Preferred shareholders of each Fund voted as indicated below:

		Withheld
	Affirmative	Authority

Municipal
Re-election of John C. Maney Class III to serve until 2011	22,132,181	1,084,020
Re-election of R. Peter Sullivan III Class III to serve until 2011	22,144,416	1,071,786
Election of Diana L. Taylor* Class II to serve until 2010	6,483	574

California Municipal
Re-election of John C. Maney Class III to serve until 2011	15,501,913	1,291,309
Re-election of R. Peter Sullivan III Class III to serve until 2011	15,496,793	1,296,429
Election of Diana L. Taylor* Class II to serve until 2010	4,623	75

New York Municipal
Re-election of John C. Maney Class III to serve until 2011	6,358,063	729,779
Re-election of R. Peter Sullivan III Class III to serve until 2011	6,352,832	735,010
Election of Diana L. Taylor* Class II to serve until 2010	1,850	260

Messrs. Robert E. Connor, William B. Ogden IV, Hans W. Kertess* and Paul Belica continue to serve as Trustees of the Funds.

*	Preferred Shares Trustee; Diana L. Taylor was appointed to serve as a Preferred Shares Trustee to fill a vacancy resulting from the death of John J. Delessandro in September 2008.

46 PIMCO Municipal Income Funds Annual Report   4.30.09

PIMCO Municipal Income Funds Privacy Policy/Proxy Voting Policies &
Procedures (unaudited)

Privacy Policy:

Our Commitment to You

We consider customer privacy to be a fundamental aspect of our relationship with clients. We are committed to maintaining the confidentiality, integrity, and security of our current, prospective and former clients’ personal information. To ensure clients’ privacy we have developed policies designed to protect this confidentiality, while allowing client needs to be served.

Obtaining Personal Information

In the course of providing you with products and services, we and certain service providers to the Funds, such as the Funds’ investment adviser, may obtain non-public personal information about you. This information may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from your transactions, from your brokerage or financial advisory firm, financial adviser or consultant, and/or from information captured on our internet web sites.

Respecting Your Privacy

As a matter of policy, we do not disclose any personal or account information provided by you or gathered by us to non-affiliated third parties, except as required or permitted by law or as necessary for third parties to perform their agreements with respect to the Funds. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on client satisfaction, and gathering shareholder proxies. We may also retain non-affiliated companies to market our products and enter in joint marketing agreements with other companies. These companies may have access to your personal and account information, but are permitted to use the information solely to provide the specific service or as otherwise permitted by law. In most cases, you will be clients of the third party, but we may also provide your personal and account information to your respective brokerage or financial advisory firm and/or to your financial adviser or consultant.

Sharing Information with Third Parties

We do reserve the right to disclose or report personal information to non-affiliated third parties in limited circumstances where we believe in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect our rights or property, or upon reasonable request by any mutual fund in which you have chosen to invest. In addition, the funds may disclose information about a shareholder’s accounts to a non-affiliated third party with the consent or upon the request of the shareholder.

Sharing Information with Affiliates

We may share client information with our affiliates in connection with servicing your account or to provide you with information about products and services that we believe may be of interest to you. The information we share may include, for example, your participation in our mutual funds or other investment programs sponsored by us or our affiliates, your ownership of certain types of accounts (such as IRAs), or other data about your accounts. Our affiliates, in turn, are not permitted to share your information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

We take seriously the obligation to safeguard your non-public personal information. In addition to this policy, we have also implemented procedures that are designed to restrict access to a shareholder’s non-public personal information only to internal personnel who need to know that information in order to provide products or services to you. In order to guard your non-public personal information, physical, electronic and procedural safeguards are in place.

Proxy Voting Policies & Procedures:

A description of the policies and procedures that the Funds have adopted to determine how to vote proxies relating to portfolio securities and information about how the Funds voted proxies relating to portfolio securities held during the most recent twelve month period ended June 30 is available (i) without charge, upon request, by calling the Funds’ shareholder servicing agent at (800) 254-5197; (ii) on the Funds’ website at www.allianzinvestors.com/closedendfunds; and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

4.30.09   PIMCO Municipal Income Funds Annual Report 47

PIMCO Municipal Income Funds Dividend Reinvestment Plan (unaudited)

Pursuant to the Funds’ Dividend Reinvestment Plan (the “Plan”), all Shareholders whose shares are registered in their own names will have all dividends, including any capital gain dividends, reinvested automatically in additional Shares by PNC Global Investment Servicing, as agent for the Shareholders (the “Plan Agent”), unless the shareholder elects to receive cash. An election to receive cash may be revoked or reinstated at the option of the shareholder. In the case of record shareholders such as banks, brokers or other nominees that hold Shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of Shares certified from time to time by the record shareholder as representing the total amount registered in such shareholder’s name and held for the account of beneficial owners who are to participate in the Plan. Shareholders whose shares are held in the name of a bank, broker or nominee should contact the bank, broker or nominee for details. All distributions to investors who elect not to participate in the Plan (or whose broker or nominee elects not to participate on the investor’s behalf), will be paid cash by check mailed, in the case of direct shareholder, to the record holder by PNC Global Investment Servicing, as the Funds’ dividend disbursement agent.

Unless you elect (or your broker or nominee elects) not to participate in the Plan, the number of Shares you will receive will be determined as follows:

(1)	If on the payment date the net asset value of the Shares is equal to or less than the market price per Share plus estimated brokerage commissions that would be incurred upon the purchase of Shares on the open market, the Funds will issue new shares at the greater of (i) the net asset value per Share on the payment date or (ii) 95% of the market price per Share on the payment date; or

(2)	If on the payment date the net asset value of the Shares is greater than the market price per Share plus estimated brokerage commissions that would be incurred upon the purchase of Shares on the open market, the Plan Agent will receive the dividend or distribution in cash and will purchase Shares in the open market, on the NYSE or elsewhere, for the participants’ accounts. It is possible that the market price for the Shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price on the payment date, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in Shares issued by the Funds. The Plan Agent will use all dividends and distributions received in cash to purchase Shares in the open market on or shortly after the payment date, but in no event later than the ex-dividend date for the next distribution. Interest will not be paid on any uninvested cash payments.

You may withdraw from the Plan at any time by giving notice to the Plan Agent. If you withdraw or the Plan is terminated, you will receive a certificate for each whole share in your account under the Plan and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus brokerage commissions.

The Plan Agent maintains all shareholders’ accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. The Plan Agent will also furnish each person who buys Shares with written instructions detailing the procedures for electing not to participate in the Plan and to instead receive distributions in cash. Shares in your account will be held by the Plan Agent in non-certificated form. Any proxy you receive will include all Shares you have received under the Plan.

There is no brokerage charge for reinvestment of your dividends or distributions in Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.

Automatically reinvested dividends and distributions are taxed in the same manner as cash dividends and distributions.

The Funds and the Plan Agent reserve the right to amend or terminate the Plan. There is no direct service charge to participants in the Plan; however, the Funds reserve the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained from the Funds’ shareholder servicing agent, PNC Global Investment Servicing, P.O. Box 43027, Providence, RI 02940-3027, telephone number (800) 254-5197.

48 PIMCO Municipal Income Funds Annual Report   4.30.09

PIMCO Municipal Income Funds Board of Trustees (unaudited)

Name, Date of Birth, Position(s) Held with
Fund, Length of Service, Other Trusteeships/
Directorships Held by Trustee; Number of
Portfolios in Fund Complex/Outside Fund
Complexes Currently Overseen by Trustee	Principal Occupation(s) During Past 5 Years:

The address of each trustee is 1345 Avenue of the Americas, New York, NY 10105

Hans W. Kertess
Date of Birth: 7/12/39
Chairman of the Board of Trustees since: 2007
Trustee since: 2001
Term of office: Expected to stand for
  re-election at 2009 annual meeting of shareholders.
Trustee/Director of 48 Funds in Fund Complex;
Trustee/Director of no funds outside of Fund Complex	President, H. Kertess & Co., a financial advisory company. Formerly, Managing Director, Royal Bank of Canada Capital Markets.

Paul Belica
Date of Birth: 9/27/21
Trustee since: 2001
Term of office: Expected to stand for
  re-election at 2010 annual meeting of shareholders.
Trustee/Director of 48 funds in Fund Complex
Trustee/Director of no funds outside of Fund Complex	Retired. Formerly Director, Student Loan Finance Corp., Education Loans, Inc., Goal Funding, Inc., Goal Funding II, Inc. and Surety Loan Fund, Inc. Formerly, Manager of Stratigos Fund LLC, Whistler Fund LLC, Xanthus Fund LLC & Wynstone Fund LLC.

Robert E. Connor
Date of Birth: 9/17/34
Trustee since: 2001
Term of office: Expected to stand for
  re-election at 2009 annual meeting of shareholders.
Trustee/Director of 48 funds in Fund Complex
Trustee/Director of no funds outside of Fund Complex	Retired. Formerly, Senior Vice President, Corporate Office, Smith Barney Inc.

William B. Ogden, IV
Date of Birth: 1/11/45
Trustee since: 2006
Term of office: Expected to stand for election
  at 2009 annual meeting of shareholders.
Trustee/Director of 48 Funds in Fund Complex;
Trustee/Director of no funds outside of Fund Complex	Asset Management Industry Consultant. Formerly, Managing Director, Investment Banking Division of Citigroup Global Markets Inc.

R. Peter Sullivan III
Date of Birth: 9/4/41
Trustee since: 2002
Term of office: Expected to stand for
  re-election at 2011 annual meeting of shareholders.
Trustee/Director of 48 funds in Fund Complex
Trustee/Director of no funds outside of Fund Complex	Retired. Formerly, Managing Partner, Bear Wagner Specialists LLC, specialist firm on the New York Stock Exchange.

Diana L. Taylor
Date of Birth: 2/16/55
Trustee since: 2008
Term of office: Expected to stand for
  re-election at 2010 annual meeting of shareholders.
Trustee/Director of 44 Funds in Fund Complex
Trustee/Director of Brookfield Properties Corporation of Sotheby’s	Managing Director, Wolfensohn & Co., 2007-present. Formerly, Superintendent of Banks, State of New York, 2003-2007.

4.30.09   PIMCO Municipal Income Funds Annual Report 49

PIMCO Municipal Income Funds Board of Trustees (unaudited)

Name, Date of Birth, Position(s) Held with
Fund, Length of Service, Other Trusteeships/
Directorships Held by Trustee; Number of
Portfolios in Fund Complex/Outside Fund
Complexes Currently Overseen by Trustee	Principal Occupation(s) During Past 5 Years:

John C. Maney†
Date of Birth: 8/3/59
Trustee since: 2006
Term of office: Expected to stand for
  re-election at 2011 annual meeting of shareholders.
Trustee/Director of 79 Funds in Fund Complex
Trustee/Director of No Funds outside the Fund Complex	Management Board of Allianz Global Investors Fund Management LLC; Management Board and Managing Director of Allianz Global Investors of America L.P. since January 2005 and Chief Operating Officer of Allianz Global Investors L.P. since November 2006. Formerly, Executive Vice President and Chief Financial Officer of Apria Healthcare Group, Inc.

†	Mr. Maney is an “interested person” of the Fund due to his affiliation with Allianz Global Investors of America L.P. In addition to Mr. Maney’s positions set forth in the table above, he holds the following positions with affiliated persons: Management Board, Managing Director and Chief Operating Officer of Allianz Global Investors of America L.P., Allianz Global Investors of America LLC and Allianz-Pac Life Partners LLC; Member — Board of Directors and Chief Operating Officer of Allianz Global Investors of America Holdings Inc., Oppenheimer Group, Inc. and PFP Holdings, Inc.; Managing Director and Chief Operating Officer of Allianz Global Investors NY Holdings LLC; Management Board and Managing Director of Allianz Global Investors U.S. Holding LLC; Managing Director and Chief Operating Officer of Allianz Hedge Fund Partners Holding L.P.; Managing Director and Chief Operating Officer of Allianz Global Investors U.S. Retail LLC; Member — Board of Directors and Managing Director of Allianz Global Investors Advertising Agency Inc.; Compensation Committee of NFJ Investment Group LLC; Management Board of Allianz Global Investors Fund Management LLC, Allianz Global Investors Management Partners LLC, Nicholas-Applegate Holdings LLC and OpCap Advisors LLC; Member — Board of Directors of PIMCO Global Advisors (Resources) Limited; Executive Vice President of PIMCO Japan Ltd; and Chief Operating Officer of Allianz Global Investors U.S. Holding II LLC.

Further information about certain of the Funds’ Trustees is available in the Funds’ Statements of Additional Information, dated June 26, 2001, which can be obtained upon request, without charge, by calling the Funds’ shareholder servicing agent at (866) 298-8462.

50 PIMCO Municipal Income Funds Annual Report   4.30.09

PIMCO Municipal Income Funds Fund Officers (unaudited)

Name, Date of Birth, Position(s) Held with Fund.	Principal Occupation(s) During Past 5 Years:

Brian S. Shlissel Date of Birth: 11/14/64 President & Chief Executive Officer since: 2002	Executive Vice President, Director of Fund Administration, Allianz Global Investors Fund Management LLC; President and Chief Executive Officer of 35 funds in the Fund Complex; Treasurer; Principal Financial and Accounting Officer of 44 funds in the Fund Complex and The Korea Fund, Inc. Formerly, Director of 6 funds in the Fund Complex (2002-2008).

Lawrence G. Altadonna Date of Birth: 3/10/66 Treasurer, Principal Financial and Accounting Officer since: 2002	Senior Vice President, Allianz Global Investors Fund Management LLC; Treasurer, Principal Financial and Accounting officer of 35 funds in the Fund Complex; Assistant Treasurer of 44 funds in the Fund Complex and The Korea Fund, Inc.

Thomas J. Fuccillo Date of Birth: 3/22/68 Vice President, Secretary & Chief Legal Officer since: 2004	Executive Vice President, Chief Legal Officer and Secretary of Allianz Global Investors Fund Management LLC and Allianz Global Investors Solutions LLC; Executive Vice President of Allianz Global Investors of America L.P., Vice President, Secretary and Chief Legal Officer of 79 funds in the Fund Complex. Secretary and Chief Legal Officer of The Korea Fund, Inc. Formerly, Vice President and Associate General Counsel, Neuberger Berman LLC, 1991-2004.

Scott Whisten Date of Birth: 3/13/71 Assistant Treasurer since: 2007	Vice President, Allianz Global Investors Fund Management LLC; Assistant Treasurer of 79 funds in the Fund Complex. Formerly, Accounting Manager, Prudential Investments (2002-2005).

Richard J. Cochran Date of Birth: 1/23/61 Assistant Treasurer since: 2008	Vice President, Allianz Global Investors Fund Management LLC, Assistant Treasurer of 79 funds in the Funds Complex. Formerly, Tax Manager, Teacher Insurance Annuity Association/College Retirement Equity Fund (2002-2008).

Youse E. Guia Date of Birth: 9/3/72 Chief Compliance Officer since: 2004	Senior Vice President, Group Compliance Manager, Allianz Global Investors of America L.P.; Chief Compliance Officer of 79 funds in the Fund Complex and The Korea Fund, Inc. Formerly, Vice President, Group Compliance Manager, Allianz Global Investors of America L.P. (2002-2004).

Kathleen A. Chapman Date of Birth: 11/11/54 Assistant Secretary since: 2006	Assistant Secretary of 79 funds in the Fund Complex; Manager IIG Advisory Law, Morgan Stanley (2004-2005); The Prudential Insurance Company of America and Assistant Corporate Secretary of affiliated American Skandia companies (1996-2004).

Lagan Srivastava Date of Birth: 9/20/77 Assistant Secretary since: 2006	Assistant Secretary of 79 funds in the Fund Complex and The Korea Fund, Inc.; Formerly Research Assistant, Dechert LLP (2004-2005); Research Assistant, Swidler Berlin Shereff Friedman LLP (2002-2004).

Officers hold office at the pleasure of the Board and until their successors are appointed and qualified or until their earlier resignation or removal.

4.30.09   PIMCO Municipal Income Funds Annual Report 51

Trustees and Fund Officers

Hans W. Kertess
  Trustee, Chairman of the Board of Trustees
Paul Belica
  Trustee
Robert E. Connor
  Trustee
John C. Maney
  Trustee
William B. Ogden, IV
  Trustee
R. Peter Sullivan III
  Trustee
Diana L. Taylor
  Trustee
Brian S. Shlissel
  President & Chief Executive Officer
Lawrence G. Altadonna
  Treasurer, Principal Financial & Accounting Officer
Thomas J. Fuccillo
  Vice President, Secretary & Chief Legal Officer
Scott Whisten
  Assistant Treasurer
Richard J. Cochran
  Assistant Treasurer
Youse E. Guia
  Chief Compliance Officer
Kathleen A. Chapman
  Assistant Secretary
Lagan Srivastava
Assistant Secretary
Investment Manager

Allianz Global Investors Fund Management LLC
1345 Avenue of the Americas
New York, NY 10105

Sub-Adviser

Pacific Investment Management Company LLC
840 Newport Center Drive
Newport Beach, CA 92660

Custodian & Accounting Agent

State Street Bank & Trust Co.
225 Franklin Street
Boston, MA 02110

Transfer Agent, Dividend Paying Agent and Registrar

PNC Global Investment Servicing
P.O. Box 43027
Providence, RI 02940-3027

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP
300 Madison Avenue
New York, NY 10017

Legal Counsel

Ropes & Gray LLP
One International Place
Boston, MA 02110-2624

This report, including the financial information herein, is transmitted to the shareholders of PIMCO Municipal Income Fund, PIMCO California Municipal Income Fund and PIMCO New York Income Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Funds or any securities mentioned in this report.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Funds may purchase shares of their common stock in the open market.

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of their fiscal year on Form N-Q. The Funds’ Form N-Q’s are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The information on Form N-Q is also available on the Funds’ website at www.allianzinvestors.com/closedendfunds.

On January 9, 2009, the Funds submitted CEO annual certifications to the New York Stock Exchange (“NYSE”) on which the Funds’ principal executive officer certified that he was not aware, as of the date, of any violation by the Funds of the NYSE’s Corporate Governance listing standards. In addition, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and related SEC rules, the Funds’ principal executive and principal financial officer made quarterly certifications, included in filings with the SEC on Forms N-CSR and N-Q relating to, among other things, the Funds’ disclosure controls and procedures and internal control over financial reporting, as applicable.

Information on the Funds is available at www.allianzinvestors.com/closedendfunds or by calling the Funds’ shareholder servicing agent at (800) 254-5197.

ITEM 2. CODE OF ETHICS
(a)	As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies — Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-254-5197. The code of ethics are included as an Exhibit 99.CODE ETH hereto.

(b)	During the period covered by this report, there were not any amendments to a provision of the code of ethics adopted in 2(a) above.

(c)	During the period covered by this report, there were not any waivers or implicit waivers to a provision of the code of ethics adopted in 2(a) above.
ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT
The registrant’s Board has determined that Mr. Paul Belica, a member of the Board’s Audit Oversight Committee is an “audit committee financial expert,” and that he is “independent,” for purposes of this Item.
ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES
a)	Audit fees. The aggregate fees billed for each of the last two fiscal years (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $43,330 in 2008 and $46,749 in 2009.

b)	Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the principal accountant that are reasonably related to the performance of the audit registrant’s financial statements and are not reported under paragraph (e) of this Item were $24,317 in 2008 and $19,163 in 2009. These services consist of accounting consultations, agreed upon procedure reports (inclusive of annual review of basic maintenance testing associated with the Preferred Shares), attestation reports and comfort letters.

c)	Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax service and tax planning (“Tax Services”) were $9,666 in 2008 and $10,000 in 2009. These services consisted of review or preparation of U.S. federal, state, local and excise tax returns and calculation of excise tax distributions.

d)	All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor to the Registrant.

e)	1. Audit Committee Pre-Approval Policies and Procedures. The Registrant’s Audit Committee has established policies and procedures for pre-approval of all audit and permissible non-audit services by the Auditor for the Registrant, as well as the Auditor’s engagements related directly to the operations and financial reporting of the Registrant. The Registrant’s policy is stated below.

     PIMCO Municipal Income Fund (the “Fund”)
AUDIT OVERSIGHT COMMITTEE POLICY FOR PRE-APPROVAL OF SERVICES PROVIDED BY THE INDEPENDENT ACCOUNTANTS
The Fund’s Audit Oversight Committee (“Committee”) is charged with the oversight of the Fund’s financial reporting policies and practices and their internal controls. As part of this responsibility, the Committee must pre-approve any independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement by the independent accountants, the Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:
a review of the nature of the professional services expected to provided, the fees to be charged in connection with the services expected to be provided, a review of the safeguards put into place by the accounting firm to safeguard independence, and periodic meetings with the accounting firm.
POLICY FOR AUDIT AND NON-AUDIT SERVICES TO BE PROVIDED TO THE FUND
On an annual basis, the Fund’s Committee will review and pre-approve the scope of the audit of the Fund and proposed audit fees and permitted non-audit (including audit-related) services that may be performed by the Fund’s independent accountants. At least annually, the Committee will receive a report of all audit and non-audit services that were rendered in the previous calendar year pursuant to this Policy. In addition to the Committee’s pre-approval of services pursuant to this Policy, the engagement of the independent accounting firm for any permitted non-audit service provided to the Fund will also require the separate written pre-approval of the President of the Fund, who will confirm, independently, that the accounting firm’s engagement will not adversely affect the firm’s independence. All non-audit services performed by the independent accounting firm will be disclosed, as required, in filings with the Securities and Exchange Commission.
AUDIT SERVICES
The categories of audit services and related fees to be reviewed and pre-approved annually by the Committee are:
Annual Fund financial statement audits
Seed audits (related to new product filings, as required)
SEC and regulatory filings and consents
Semiannual financial statement reviews
AUDIT-RELATED SERVICES
The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants and services falling under one of these categories will be pre-approved by the Committee on an annual basis if the Committee deems those services to be consistent with the accounting firm’s independence:

Accounting consultations
Fund merger support services
Agreed upon procedure reports (inclusive of quarterly review of Basic Maintenance testing associated with issuance of Preferred Shares and semiannual report review)
Other attestation reports
Comfort letters
Other internal control reports
Individual audit-related services that fall within one of these categories and are not presented to the Committee as part of the annual pre-approval process described above, may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee Chair (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $250,000. Any such pre-approval shall be reported to the full Committee at its next regularly scheduled meeting.
TAX SERVICES
The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants and services falling under one of these categories will be pre-approved by the Committee on an annual basis if the Committee deems those services to be consistent with the accounting firm’s independence:
Tax compliance services related to the filing or amendment of the following:
Federal, state and local income tax compliance; and, sales and use tax compliance
Timely RIC qualification reviews
Tax distribution analysis and planning
Tax authority examination services
Tax appeals support services
Accounting methods studies
Fund merger support service
Other tax consulting services and related projects
Individual tax services that fall within one of these categories and are not presented to the Committee as part of the annual pre-approval process described above, may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee Chairman (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $250,000. Any such pre-approval shall be reported to the full Committee at its next regularly scheduled meeting.
PROSCRIBED SERVICES
The Fund’s independent accountants will not render services in the following categories of non-audit services:
Bookkeeping or other services related to the accounting records or financial statements of the Fund
Financial information systems design and implementation
Appraisal or valuation services, fairness opinions, or contribution-in-kind reports
Actuarial services
Internal audit outsourcing services
Management functions or human resources
Broker or dealer, investment adviser or investment banking services
Legal services and expert services unrelated to the audit

Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible
PRE-APPROVAL OF NON-AUDIT SERVICES PROVIDED TO OTHER ENTITIES WITHIN THE FUND COMPLEX
The Committee will pre-approve annually any permitted non-audit services to be provided to Allianz Global Investors Fund Management LLC (Formerly, PA Fund Management LLC) or any other investment manager to the Funds (but not including any sub-adviser whose role is primarily portfolio management and is sub-contracted by the investment manager) (the “Investment Manager”) and any entity controlling, controlled by, or under common control with the Investment Manager that provides ongoing services to the Fund (including affiliated sub-advisers to the Fund), provided, in each case, that the engagement relates directly to the operations and financial reporting of the Fund (such entities, including the Investment Manager, shall be referred to herein as the “Accounting Affiliates”). Individual projects that are not presented to the Committee as part of the annual pre-approval process, may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee Chairman (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $250,000. Any such pre-approval shall be reported to the full Committee at its next regularly scheduled meeting.
Although the Committee will not pre-approve all services provided to the Investment Manager and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to the Investment Manager and its affiliates.
DE MINIMUS EXCEPTION TO REQUIREMENT OF PRE-APPROVAL OF NON-AUDIT SERVICES
With respect to the provision of permitted non-audit services to a Fund or Accounting Affiliates, the pre-approval requirement is waived if:
(1)	The aggregate amount of all such permitted non-audit services provided constitutes no more than (i) with respect to such services provided to the Fund, five percent (5%) of the total amount of revenues paid by the Fund to its independent accountant during the fiscal year in which the services are provided, and (ii) with respect to such services provided to Accounting Affiliates, five percent (5%) of the total amount of revenues paid to the Fund’s independent accountant by the Fund and the Accounting Affiliates during the fiscal year in which the services are provided;

(2)	Such services were not recognized by the Fund at the time of the engagement for such services to be non-audit services; and

(3)	Such services are promptly brought to the attention of the Committee and approved prior to the completion of the audit by the Committee or by the Committee Chairman (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this Committee Chairman or other delegate shall be reported to the full Committee at its next regularly scheduled meeting.
e)	2. No services were approved pursuant to the procedures contained in paragraph (C) (7) (i) (C) of Rule 2-01 of Registration S-X.

f)	Not applicable

g)	Non-audit fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to the Adviser, for the 2008 Reporting Period was $3,454,417 and the 2009 Reporting Period was $3,429,571.

h)	Auditor Independence. The Registrant’s Audit Oversight Committee has considered whether the provision of non-audit services that were rendered to the Adviser which were not pre- approved is compatible with maintaining the Auditor’s independence.
ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANT
The Fund has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The audit committee of the Fund is comprised of Robert E. Connor, Paul Belica, Hans W. Kertess, R. Peter Sullivan III, William B. Ogden, IV and Diana L. Taylor.
ITEM 6. SCHEDULE OF INVESTMENTS Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this form.
ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
PIMCO MUNICIPAL INCOME FUND
PIMCO CALIFORNIA MUNICIPAL INCOME FUND
PIMCO NEW YORK MUNICIPAL INCOME FUND
(each a “TRUST”)
PROXY VOTING POLICY
1.	It is the policy of the Trust that proxies should be voted in the interest of its shareholders, as determined by those who are in the best position to make this determination. The Trust believes that the firms and/or persons purchasing and selling securities for the Trust and analyzing the performance of the Trust’s securities are in the best position and have the information necessary to vote proxies in the best interests of the Trust and its shareholders, including in situations where conflicts of interest may arise between the interests of shareholders, on one hand, and the interests of the investment adviser, a sub-adviser and/or any other affiliated person of the Trust, on the other. Accordingly, the Trust’s policy shall be to delegate proxy voting responsibility to those entities with portfolio management responsibility for the Trust.

2.	The Trust delegates the responsibility for voting proxies to Allianz Global Investors Fund Management LLC (“AGIFM”), which will in turn delegate such responsibility to the sub-adviser of the Trust. AGIFM’s Proxy Voting Policy Summary is attached as Appendix A hereto. A summary of the detailed proxy voting policy of PIMCO, the Trust’s current sub-adviser, is set forth in Appendix B attached hereto. Such summary may be revised from time to time to reflect changes to the sub-adviser’s detailed proxy voting policy.

3.	The party voting the proxies (i.e., the sub-adviser) shall vote such proxies in accordance with such party’s proxy voting policies and, to the extent consistent with such policies, may rely on information and/or recommendations supplied by others.

4.	AGIFM and the sub-adviser of the Trust with proxy voting authority shall deliver a copy of its respective proxy voting policies and any material amendments thereto to the applicable Board of the Trust promptly after the adoption or amendment of any such policies.

5.	The party voting the proxy shall: (i) maintain such records and provide such voting information as is required for the Trust’s regulatory filings including, without limitation, Form N-PX and the required disclosure of policy called for by Item 18 of Form N-2 and Item 7 of Form N-CSR; and (ii) shall provide such additional information as may be requested, from time to time, by the Board or the Trust’s Chief Compliance Officer.

6.	This Proxy Voting Policy Statement (including Appendix B), the Proxy Voting Policy Summary of AGIFM and summary of the detailed proxy voting policy of PIMCO, the sub-adviser of the Trust with proxy voting authority, shall be made available (i) without charge, upon request, by calling 1-800-254-5197 and (ii) on the Trust’s website at www.allianzinvestors.com. In addition, to the extent required by applicable law or determined by the Trusts’ Chief Compliance Officer or Board of Trustees, the Proxy Voting Policy Summary of AGIFM and summary of the detailed proxy voting policy of PIMCO, the Trust’s sub-adviser with proxy voting authority shall also be included in the Trust’s Registration Statements or Form N-CSR filings.

Appendix A
ALLIANZ GLOBAL INVESTORS FUND MANAGEMENT LLC (“AGIFM”)
1.	It is the policy of AGIFM that proxies should be voted in the interest of the shareholders of the applicable fund, as determined by those who are in the best position to make this determination. AGIFM believes that the firms and/or persons purchasing and selling securities for the funds and analyzing the performance of the funds’ securities are in the best position and have the information necessary to vote proxies in the best interests of the funds and their shareholders, including in situations where conflicts of interest may arise between the interests of shareholders, on one hand, and the interests of the investment adviser, a sub-adviser and/or any other affiliated person of the fund, on the other. Accordingly, AGIFM’s policy shall be to delegate proxy voting responsibility to those entities with portfolio management responsibility for the funds.

2.	AGIFM, for each fund which it acts as an investment adviser, delegates the responsibility for voting proxies to the sub-adviser for the respective fund, subject to the terms hereof.

3.	The party voting the proxies (e.g., the sub-adviser) shall vote such proxies in accordance with such party’s proxy voting policies and, to the extent consistent with such policies, may rely on information and/or recommendations supplied by others.

4.	AGIFM and each sub-adviser of a fund shall deliver a copy of its respective proxy voting policies and any material amendments thereto to the board of the relevant fund promptly after the adoption or amendment of any such policies.

5.	The party voting the proxy shall: (i) maintain such records and provide such voting information as is required for such funds’ regulatory filings including, without limitation, Form N-PX and the required disclosure of policy called for by Item 18 of Form N-2 and Item 7 of Form N-CSR; and (ii) shall provide such additional information as may be requested, from time to time, by such funds’ respective boards or chief compliance officers.

6.	This Proxy Voting Policy Summary and summaries of the proxy voting policies for each sub-adviser of a fund advised by AGIFM shall be available (i) without charge, upon request, by calling 1-800-426-0107 and (ii) at www.allianzinvestors.com. In addition, to the extent required by applicable law or determined by the relevant fund’s board of directors/trustees or chief compliance officer, this Proxy Voting Policy Summary and summaries of the detailed proxy voting policies of each sub-adviser and each other entity with proxy voting authority for a fund advised by AGIFM shall also be included in the Registration Statement or Form N-CSR filings for the relevant fund.

Appendix B
PACIFIC INVESTMENT MANAGEMENT COMPANY LLC
     Pacific Investment Management Company LLC (“PIMCO”) has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. PIMCO has implemented the Proxy Policy for each of its clients as required under applicable law, unless expressly directed by a client in writing to refrain from voting that client’s proxies. Recognizing that proxy voting is a rare event in the realm of fixed income investing and is typically limited to solicitation of consent to changes in features of debt securities, the Proxy Policy also applies to any voting rights and/or consent rights of PIMCO, on behalf of its clients, with respect to debt securities, including but not limited to, plans of reorganization, and waivers and consents under applicable indentures.
     The Proxy Policy is designed and implemented in a manner reasonably expected to ensure that voting and consent rights are exercised in the best interests of PIMCO’s clients. Each proxy is voted on a case-by-case basis taking into consideration any relevant contractual obligations as well as other relevant facts and circumstances at the time of the vote. In general, PIMCO reviews and considers corporate governance issues related to proxy matters and generally supports proposals that foster good corporate governance practices. PIMCO may vote proxies as recommended by management on routine matters related to the operation of the issuer and on matters not expected to have a significant economic impact on the issuer and/or its shareholders.
     PIMCO will supervise and periodically review its proxy voting activities and implementation of the Proxy Policy. PIMCO will review each proxy to determine whether there may be a material conflict between PIMCO and its client. If no conflict exists, the proxy will be forwarded to the appropriate portfolio manager for consideration. If a conflict does exist, PIMCO will seek to resolve any such conflict in accordance with the Proxy Policy. PIMCO seeks to resolve any material conflicts of interest by voting in good faith in the best interest of its clients. If a material conflict of interest should arise, PIMCO will seek to resolve such conflict in the client’s best interest by pursuing any one of the following courses of action: (i) convening a committee to assess and resolve the conflict; (ii) voting in accordance with the instructions of the client; (iii) voting in accordance with the recommendation of an independent third-party service provider; (iv) suggesting that the client engage another party to determine how the proxy should be voted; (v) delegating the vote to a third-party service provider; or (vi) voting in accordance with the factors discussed in the Proxy Policy.
     Clients may obtain a copy of PIMCO’s written Proxy Policy and the factors that PIMCO may consider in determining how to vote a client’s proxy. Except as required by law, PIMCO will not disclose to third parties how it voted on behalf of a client. However, upon request from an appropriately authorized individual, PIMCO will disclose to its clients or the entity delegating the voting authority to PIMCO for such clients, how PIMCO voted such client’s proxy. In addition, a client may obtain copies of PIMCO’s Proxy Policy and information as to how its proxies have been voted by contacting PIMCO.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES
(a)(1)
     As of July 2, 2009, the following individual has primary responsibility for the day-to-day implementation of the PIMCO Municipal Income Fund (PMF), PIMCO California Municipal Income Fund (PCQ) and PIMCO New York Municipal Income Fund (PNF) (each a “Fund” and collectively, the “Funds”):
John S. Cummings
Mr. Cummings has been the portfolio manager for the Fund since December 11, 2008. Mr. Cummings is an executive vice president and a municipal bond portfolio manager of PIMCO in the Newport Beach office. Prior to joining PIMCO in 2002, he was vice president, municipal trading at Goldman Sachs, responsible for a number of municipal sectors, including industrials, airlines, utilities, healthcare and high-yield. He has 20 years of investment experience and holds an MBA, as well as his undergraduate degree, from Rutgers University.
(a)(2)
     The following summarizes information regarding each of the accounts, excluding the respective Fund managed by the Portfolio Manager as of April 30, 2009, including accounts managed by a team, committee, or other group that includes the Portfolio Manager. Unless mentioned otherwise, the advisory fee charged for managing each of the accounts listed below is not based on performance.

		Registered Investment		Other Pooled Investment
		Companies		Vehicles		Other Accounts
PM	Fund	#	AUM ($million)	#	AUM ($million)	#	AUM ($million)
John S. Cummings	PMF	19	5,148.57	4	659.77	53	3,098.46
	PCQ	19	5,229.95	4	659.77	53	3,098.46
	PNF	19	5,457.45	4	659.77	53	3,098.46
From time to time, potential conflicts of interest may arise between a portfolio manager’s management of the investments of a fund, on the one hand, and the management of other accounts, on the other. The other accounts might have similar investment objectives or strategies as the funds, track the same index a fund tracks or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the funds. The other accounts might also have different investment objectives or strategies than the funds.
Knowledge and Timing of Fund Trades. A potential conflict of interest may arise as a result of the portfolio manager’s day-to-day management of a fund. Because of their positions with the funds, the portfolio managers know the size, timing and possible market impact of a fund’s trades. It is theoretically possible that the portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of a fund.
Investment Opportunities. A potential conflict of interest may arise as a result of the portfolio manager’s management of a number of accounts with varying investment guidelines. Often, an investment opportunity may be suitable for both a fund and other accounts managed by the portfolio manager, but may not be available in sufficient quantities for both the fund and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by a fund and another account. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.
Under PIMCO’s allocation procedures, investment opportunities are allocated among various investment strategies based on individual account investment guidelines and PIMCO’s investment outlook. PIMCO has also adopted additional procedures to complement the general trade allocation policy that are designed to address potential conflicts of interest due to the side-by-side management of the funds and certain pooled investment vehicles, including investment opportunity allocation issues.
Performance Fees. A portfolio manager may advise certain accounts with respect to which the advisory fee is based entirely or partially on performance. Performance fee arrangements may create a conflict of interest for the portfolio manager in that the portfolio manager may have an incentive to allocate the investment opportunities that he or she believes might be the most profitable to such other accounts instead of allocating them to a fund. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities between the funds and such other accounts on a fair and equitable basis over time.
(a) (3)
     As of April 30, 2009, the following explains the compensation structure of the individual that shares primary responsibility for day-to-day portfolio management of the Funds:
     PIMCO has adopted a “Total Compensation Plan” for its professional level employees, including its portfolio managers, that is designed to pay competitive compensation and reward performance, integrity and teamwork consistent with the firm’s mission statement. The Total Compensation Plan includes a significant incentive component that rewards high performance standards, work ethic and consistent individual and team contributions to the firm. The compensation of portfolio managers consists of a base salary, a bonus, and may include a retention bonus. Portfolio managers who are Managing Directors of PIMCO also receive compensation from PIMCO’s profits. Certain employees of PIMCO, including portfolio managers, may elect to defer compensation through PIMCO’s deferred compensation plan. PIMCO also offers its employees a non-contributory defined contribution plan through which PIMCO makes a contribution based on the employee’s compensation. PIMCO’s contribution rate increases at a specified compensation level, which is a level that would include portfolio managers.
Salary and Bonus. Base salaries are determined by considering an individual portfolio manager’s experience and expertise and may be reviewed for adjustment annually. Portfolio managers are entitled to receive bonuses, which may be significantly more than their base salary, upon attaining certain performance objectives based on predetermined measures of group or department success. These goals are specific to individual portfolio managers and are mutually agreed upon annually by each portfolio manager and his or her manager. Achievement of these goals is an important, but not exclusive, element of the bonus decision process.
In addition, the following non-exclusive list of qualitative criteria (collectively, the “Bonus Factors”) may be considered when determining the bonus for portfolio managers:

•	3-year, 2-year and 1-year dollar-weighted and account-weighted, pre-tax investment performance as judged against the applicable benchmarks for each account managed by a portfolio manager (including the funds) and relative to applicable industry peer groups;

•	Appropriate risk positioning that is consistent with PIMCO’s investment philosophy and the Investment Committee/CIO approach to the generation of alpha;

•	Amount and nature of assets managed by the portfolio manager;

•	Consistency of investment performance across portfolios of similar mandate and guidelines (reward low dispersion);

•	Generation and contribution of investment ideas in the context of PIMCO’s secular and cyclical forums, portfolio strategy meetings, Investment Committee meetings, and on a day-to-day basis;

•	Absence of defaults and price defaults for issues in the portfolios managed by the portfolio manager;

•	Contributions to asset retention, gathering and client satisfaction;

•	Contributions to mentoring, coaching and/or supervising; and

•	Personal growth and skills added.
A portfolio manager’s compensation is not based directly on the performance of any fund or any other account managed by that portfolio manager. Final bonus award amounts are determined by the PIMCO Compensation Committee.
Investment professionals, including portfolio managers, are eligible to participate in a Long Term Cash Bonus Plan (“Cash Bonus Plan”), which provides cash awards that appreciate or depreciate based upon the performance of PIMCO’s parent company, Allianz Global Investors, and PIMCO over a three-year period. The aggregate amount available for distribution to participants is based upon Allianz Global Investors’ profit growth and PIMCO’s profit growth. Participation in the Cash Bonus Plan is based upon the Bonus Factors, and the payment of benefits from the Cash Bonus Plan, is contingent upon continued employment at PIMCO.
Key employees of PIMCO, including certain Managing Directors, Executive Vice Presidents, and Senior Vice Presidents, are eligible to participate in the PIMCO Class M Unit Equity Participation Plan, a long-term equity plan. The Class M Unit Equity Participation Plan grants options on PIMCO equity that vest in years three, four and five. Upon vesting, the options will convert into PIMCO M Units, which are non-voting common equity of PIMCO. M Units pay out quarterly distributions equal to a pro-rata share of PIMCO’s net profits. There is no assured liquidity and they may remain outstanding perpetually.
Profit Sharing Plan. Instead of a bonus, portfolio managers who are Managing Directors of PIMCO receive compensation from a non-qualified profit sharing plan consisting of a portion of PIMCO’s net profits. Portfolio managers who are Managing Directors receive an amount determined by the Partner Compensation Committee, based upon an individual’s overall contribution to the firm and the Bonus Factors. Under his employment agreement, William Gross receives a fixed percentage of the profit sharing plan.
Allianz Transaction Related Compensation. In May 2000, a majority interest in the predecessor holding company of PIMCO was acquired by a subsidiary of Allianz AG (currently known as Allianz SE) (“Allianz”). In connection with the transaction, Mr. Gross received a grant of restricted stock of Allianz, the last of which vested on May 5, 2005.
Portfolio managers who are Managing Directors also have long-term employment contracts, which guarantee severance payments in the event of involuntary termination of a Managing Director’s employment with PIMCO.

     (a)(4)
     The following summarizes the dollar range of securities the portfolio manager for the Funds beneficially owned of the Funds that he managed as of April 30, 2009.
PIMCO Municipal Income Fund
PIMCO California Municipal Income Fund
PIMCO New York Municipal Income Fund

Portfolio Manager	Dollar Range of Equity Securities in the Fund
John S. Cummings	None
ITEM 9.
Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Companies

None.
ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS
There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Trustees since the Fund last provided disclosure in response to this item.
ITEM 11. CONTROLS AND PROCEDURES
(a) The registrant’s President and Chief Executive Officer and Treasurer, Principal Financial Accounting Officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Act (17 CFR 270.30a-3(c))), as amended are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.
(b) There were no significant changes over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d))) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrants control over financial reporting.
ITEM 12. EXHIBITS
(a) (1) Exhibit 99.CODE ETH — Code of Ethics
(a) (2) Exhibit 99 Cert. — Certification pursuant to Section 302 of the Sarbanes-Oxley Act of 2002
(b) Exhibit 99.906 Cert. — Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Signature
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
(Registrant) PIMCO Municipal Income Fund

By	/s/ Brian S. Shlissel
President and Chief Executive Officer

Date	July 2, 2009

By	/s/ Lawrence G. Altadonna

Treasurer, Principal Financial & Accounting Officer

Date	July 2, 2009
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Brian S. Shlissel
President and Chief Executive Officer

Date	July 2, 2009

By	/s/ Lawrence G. Altadonna

Treasurer, Principal Financial & Accounting Officer

Date	July 2, 2009